UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07136

Name of Fund:	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Pennsylvania Quality Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2022

Date of reporting period: 07/31/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Annual Report

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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3

Municipal Market Overview For the Reporting Period Ended July 31, 2022

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by waning COVID-19 variant fears, surging inflation, and U.S. Federal Reserve policy tightening. The market experienced a drawdown on par with some of the worst in history in early-2022 but rebounded modestly as interest rates peaked amid slowing economic growth late in the period. Although credit fundamentals remained strong, bolstered by robust revenue growth and elevated fund balances, challenging supply-and-demand dynamics drove municipal underperformance versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended July 31, 2022, municipal bond funds experienced net outflows totaling $65 billion (based on data from the Investment Company Institute). The post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, ended abruptly in early-2022 as performance turned starkly negative. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $421 billion in issuance, below the $471 billion issued during the prior 12-months. New issue oversubscriptions waned late in the period as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of July 31, 2022 6 months: (3.95)% 12 months: (6.93)%

A Closer Look at Yields

AAA Municipal Yield Curves

From July 31, 2021 to July 31, 2022, yields on AAA-rated 30-year municipal bonds increased by 150 basis points (“bps”) from 1.39% to 2.89%, while ten-year rates increased by 139 bps from 0.82% to 2.21% and five-year rates increased by 144 bps from 0.36% to 1.80% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 4bps, lagging the 158 bps of flattening experienced in the U.S. Treasury curve.

After maintaining historically tight valuations early in the period, the selloff experienced in early-2022 restored value to the asset class. Municipal-to-Treasury ratios are through their 5-year averages in the long-end of the curve, while municipals out yield both the S&P 500 and investment-grade corporates on an after-tax basis.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and continue to do so in 2022. While solid revenue collections, particularly sales and personal income tax receipts, continue to grow in this inflationary environment, higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. While overall credit fundamentals are expected to remain sturdy, prolonged inflation could hurt consumer spending and eventually become a headwind to economic growth and employment expansion. At this point, we believe tax receipts could come under pressure, although states with significant oil and gas production would benefit. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. We believe state housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of July 31, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 of the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of July 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Investment Objective

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

On September 24, 2021, the Board of Directors of BlackRock MuniYield New Jersey Fund, Inc. (MYJ) and the Fund each approved the reorganization of MYJ into MUJ. The reorganization was approved by each Fund’s shareholders and was completed on April 11, 2022.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2022 ($13.36)(a)	5.66%
Tax Equivalent Yield(b)	11.68%
Current Monthly Distribution per Common Share(c)	$0.0630
Current Annualized Distribution per Common Share(c)	$0.7560
Leverage as of July 31, 2022(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low

Closing Market Price	$13.36	$15.63	(14.52)%	$16.06	$12.55
Net Asset Value	13.58	16.29	(16.64)	16.30	12.84

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Fund changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

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Fund Summary as of July 31, 2022 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(12.14)%	2.29%	3.57%
Fund at Market Price(a)(b)	(9.91)	2.89	3.71

New Jersey Customized Reference Benchmark(c)	(7.14)	3.20	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P® Municipal Bond Index	(6.18)	1.96	2.58
Lipper New Jersey Municipal Debt Funds at NAV(d)	(12.18)	2.15	3.29
Lipper New Jersey Municipal Debt Funds at Market Price(d)	(11.79)	3.22	3.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New Jersey Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged (90%) and the New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper New Jersey Municipal Debt Funds to Bloomberg Municipal Bond Index and the New Jersey Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yield spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

Due to the magnitude of the sell-off, nearly all segments of the portfolio lost ground in the period. On a sector basis, state tax-backed and transportation issues were the two largest weightings and therefore were the leading detractors from absolute returns. Holdings in high-yield bonds lagged the investment-grade market, but in absolute terms, positions in AA, A and BBB rated securities had the largest adverse effect on performance. All holdings in fixed-rate bonds suffered negative returns. Longer-term bonds were the weakest performers due to their higher interest rate sensitivity. Similarly, lower-coupon bonds lagged those with coupons of 5% and higher.

On the positive side, the Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. The Fund’s cash position, while limited, also helped returns in the falling market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22

Transportation	26.2%
State	23.6
Education	18.3
County/City/Special District/School District	13.9
Health	5.9
Tobacco	4.0
Utilities	3.7
Housing	2.9
Corporate	1.5

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	4.9%
2023	8.3
2024	15.7
2025	7.2
2026	6.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	4.7%
AA/Aa	36.0
A	37.5
BBB/Baa	12.6
BB/Ba	4.4
B	0.3
N/R(e)	4.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

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Fund Summary as of July 31, 2022	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Investment Objective

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2022 ($13.67)(a)	4.92%
Tax Equivalent Yield(b)	8.95%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of July 31, 2022(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low

Closing Market Price	$13.67	$15.80	(13.48)%	$15.98	$12.41
Net Asset Value	13.56	16.04	(15.46)	16.06	12.84

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Fund changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(11.35)%	2.04%	3.66%
Fund at Market Price(a)(b)	(9.28)	4.00	3.83

Michigan Customized Reference Benchmark(c)	(7.42)	2.35	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P® Municipal Bond Index	(6.18)	1.96	2.58
Lipper Other States Municipal Debt Funds at NAV(d)	(11.56)	1.61	2.76
Lipper Other States Municipal Debt Funds at Market Price(d)	(13.31)	1.74	2.25

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Michigan Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Michigan Exempt Total Return Index Unhedged (90%) and the Michigan Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper Other States Municipal Debt Funds to Bloomberg Municipal Bond Index and the Michigan Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The Michigan Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yield spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

In this environment, the price declines of the Fund’s holdings far outweighed the contribution from income. Holdings in bonds with coupons of 4% and lower were notable detractors, as spreads in this area widened more than those of 5% coupons. Positions in longer-term bonds, which lagged shorter-term issues, also pressured results. The Fund’s use of leverage, while augmenting income, further detracted by amplifying the effect of falling prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22

Education	24.2%

Health	21.0

County/City/Special District/School District	19.2

State	17.9

Utilities	7.2

Transportation	5.1

Housing	4.0

Tobacco	1.0

Corporate	0.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	3.6%

AA/Aa	70.0

A	17.6

BBB/Baa	3.9

BB/Ba	0.5

N/R(e)	4.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	8.6%

2023	13.5

2024	8.9

2025	11.3

2026	8.0

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Investment Objective

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2022 ($10.94)(a)	4.44%
Tax Equivalent Yield(b)	9.19%
Current Monthly Distribution per Common Share(c)	$0.0405
Current Annualized Distribution per Common Share(c)	$0.4860
Leverage as of July 31, 2022(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low

Closing Market Price	$10.94	$14.56	(24.86)%	$14.59	$10.05
Net Asset Value	12.12	14.73	(17.72)	14.74	11.27

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Fund changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(13.74)%	1.20%	2.92%
Fund at Market Price(a)(b)	(21.23)	0.58	1.84

New York Customized Reference Benchmark(c)	(7.49)	1.77	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P® Municipal Bond Index	(6.18)	1.96	2.58
Lipper New York Municipal Debt Funds at NAV(d)	(13.55)	0.93	2.74
Lipper New York Municipal Debt Funds at Market Price(d)	(17.29)	0.36	1.97

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper New York Municipal Debt Funds to Bloomberg Municipal Bond Index and the New York Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The New York Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

New York municipals underperformed the national market, primarily as a result of high new-issue supply from the most widely held issuers. The Fund’s positions in longer-dated and low-coupon securities, which tend to have longer durations than the overall market, were the largest detractors at a time of rising rates. (Duration is a measure of interest rate sensitivity.) Holdings in high yield bonds, which lagged investment-grade issues, also hurt results. The Fund’s use of leverage, while augmenting income, amplified the effect of falling prices and thus detracted from performance. At the sector level, housing and transportation issues underperformed due to their above-average duration.

The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Positions in pre-refunded bonds, while posting negative returns, held up better than the overall market due to their shorter duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22

Transportation	26.5%

County/City/Special District/School District	18.8

Utilities	15.9

State	11.6

Education	9.4

Housing	8.6

Health	4.5

Corporate	2.9

Tobacco	1.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	13.3%

AA/Aa	52.6

A	21.7

BBB/Baa	5.1

BB/Ba	0.9

B	0.1

N/R(e)	6.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	1.9%

2023	12.2

2024	7.0

2025	13.2

2026	6.9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.3% of the Fund’s total investments.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Objective

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2022 ($13.54)(a)	4.87%
Tax Equivalent Yield(b)	8.68%
Current Monthly Distribution per Common Share(c)	$0.0550
Current Annualized Distribution per Common Share(c)	$0.6600
Leverage as of July 31, 2022(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low

Closing Market Price	$13.54	$16.23	(16.57)%	$17.27	$12.32
Net Asset Value	13.92	16.64	(16.35)	16.66	13.17

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Fund changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(12.45)%	2.15%	3.51%
Fund at Market Price(a)(b)	(12.69)	2.99	3.60

Pennsylvania Customized Reference Benchmark(c)	(7.45)	2.26	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P® Municipal Bond Index	(6.18)	1.96	2.58
Lipper Pennsylvania Municipal Debt Funds at NAV(d)	(11.09)	2.13	3.14
Lipper Pennsylvania Municipal Debt Funds at Market Price(d)	(13.53)	2.84	2.74

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Pennsylvania Customized Reference Benchmark is comprised of the Bloomberg Pennsylvania Total Return Index Unhedged (90%) and the Pennsylvania Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper Pennsylvania Municipal Debt Funds to Bloomberg Municipal Bond Index and the Pennsylvania Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yield spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

Due to the magnitude of the sell-off, nearly all segments of the portfolio lost ground in the period. On a sector basis, healthcare, transportation, school districts, state tax-backed, education and utilities issues all posted negative returns. Holdings in high-yield bonds lagged the investment-grade market, but in absolute terms positions in A rated securities had the largest adverse effect on performance. All holdings in fixed-rate bonds suffered negative returns. Longer-term bonds were the weakest performers due to their higher interest rate sensitivity. Similarly, lower-coupon bonds lagged those with coupons of 5% and higher.

On the positive side, the Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. The Fund’s cash position, while limited, also helped returns in the falling market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22

Health	27.1%
Education	18.8
County/City/Special District/School District	18.2
State	13.0
Transportation	9.3
Utilities	8.4
Housing	2.7
Tobacco	1.3
Corporate	1.2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	3.4%
2023	2.6
2024	6.3
2025	13.0
2026	6.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	0.5%
AA/Aa	49.0
A	31.0
BBB/Baa	5.6
BB/Ba	3.0
B	0.5
N/R(e)	10.4

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Objective

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2022 ($12.24)(a)	5.05%
Tax Equivalent Yield(b)	8.53%
Current Monthly Distribution per Common Share(c)	$0.0515
Current Annualized Distribution per Common Share(c)	$0.6180
Leverage as of July 31, 2022(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low

Closing Market Price	$12.24	$15.12	(19.05)%	$15.16	$11.10
Net Asset Value	13.04	15.64	(16.62)	15.66	12.19

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Fund changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(12.66)%	2.56%	3.80%
Fund at Market Price(a)(b)	(15.20)	1.03	2.82

National Customized Reference Benchmark(c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P® Municipal Bond Index	(6.18)	1.96	2.58
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(d)	(12.54)	1.96	3.52
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(d)	(16.74)	1.58	2.90

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds to Bloomberg Municipal Bond Index and the National Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

In this environment, the price declines of the Fund’s holdings far outweighed the contribution from income. Holdings in bonds with coupons of 4% and lower were notable detractors, as spreads in this area widened more than those of 5% coupons. Positions in longer-term bonds, which lagged shorter-term issues, also pressured results. The Fund’s use of leverage, while augmenting income, further detracted by amplifying the effect of falling prices.

On the positive side, the Fund’s strategy of actively managing interest rates using U.S. Treasury futures contributed to results at a time of market weakness.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	19

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22

Transportation	26.4%
State	19.7
County/City/Special District/School District	16.5
Health	12.8
Utilities	11.0
Education	6.9
Tobacco	3.1
Corporate	2.5
Housing	1.1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	2.3%
2023	8.9
2024	8.0
2025	9.5
2026	9.5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	4.2%
AA/Aa	46.7
A	29.0
BBB/Baa	8.6
BB/Ba	2.0
B	0.2
N/R(e)	9.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.2% of the Fund’s total investments.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	BlackRock New York Municipal Income Trust (BNY)

Investment Objective

BlackRock New York Municipal Income Trust’s (BNY) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Fund invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2022 ($11.46)(a)	4.87%
Tax Equivalent Yield(b)	10.08%
Current Monthly Distribution per Common Share(c)	$0.0465
Current Annualized Distribution per Common Share(c)	$0.5580
Leverage as of July 31, 2022(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low

Closing Market Price	$11.46	$15.49	(26.02)%	$15.62	$10.41
Net Asset Value	12.51	15.30	(18.24)	15.31	11.53

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Fund changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

F U N D S U M M A R Y	21

Fund Summary as of July 31, 2022 (continued)	BlackRock New York Municipal Income Trust (BNY)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(14.24)%	0.83%	2.91%
Fund at Market Price(a)(b)	(22.40)	(1.35)	1.25

New York Customized Reference Benchmark(c)	(7.49)	1.77	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P® Municipal Bond Index	(6.18)	1.96	2.58
Lipper New York Municipal Debt Funds at NAV(d)	(13.55)	0.93	2.74
Lipper New York Municipal Debt Funds at Market Price(d)	(17.29)	0.36	1.97

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper New York Municipal Debt Funds to Bloomberg Municipal Bond Index and the New York Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The New York Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yield spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. The Fund was positioned longer on the yield curve, with a heavier weighting in bonds with maturities of 20 years and above. This positioning detracted from performance, since longer-dated bonds lagged due to their greater degree of interest-rate sensitivity. Holdings in bonds with coupons of less than 5%, which also tend to have above-average interest rate sensitivity, further hurt results. The Fund’s use of leverage, while augmenting income, detracted by amplifying the effect of falling prices. At the sector level, holdings in local tax-backed, transportation and utilities issues had the largest adverse impact on performance.

On the positive side, the Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in short-duration bonds, including pre-refunded issues, held up better than longer-dated securities. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock New York Municipal Income Trust (BNY)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22

Transportation	26.8%

County/City/Special District/School District	18.5

Utilities	16.8

State	11.9

Education	11.0

Housing	6.0

Health	4.1

Corporate	2.5

Tobacco	2.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	2.2%

2023	11.7

2024	7.8

2025	8.8

2026	6.5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	11.4%

AA/Aa	48.8

A	22.5

BBB/Baa	6.7

BB/Ba	1.3

B	0.9

N/R(e)	8.4

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.5% of the Fund’s total investments.

F U N D S U M M A R Y	23

Schedule of Investments July 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.4%

Utilities — 0.4%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$2,945	$3,219,656

New Jersey — 123.7%

Corporate — 2.5%
New Jersey Economic Development Authority, ARB
Series A, AMT, 5.63%, 11/15/30	1,730	1,782,706
Series B, AMT, 5.63%, 11/15/30	5,000	5,150,000
New Jersey Economic Development Authority, RB(a)
Series A, (NPFGC), 5.25%, 07/01/25	950	1,041,367
Series A, (NPFGC), 5.25%, 07/01/26	1,415	1,591,981
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	4,040	3,867,734
3.50%, 04/01/42	3,030	2,818,985
Series A, AMT, 2.20%, 10/01/39(b)	2,230	2,058,473

		18,311,246

County/City/Special District/School District — 14.4%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	13,410	13,900,363
5.25%, 11/01/44	15,755	16,210,099
City of Bayonne New Jersey, Refunding GO, (BAM, SAW), 5.00%, 07/01/26(c)	3,990	4,474,789
County of Essex New Jersey, GO, Series B, (SCH BD RES FD), 3.00%, 09/01/46	1,700	1,460,504
County of Mercer New Jersey, Refunding GO, 2.38%, 02/15/30	1,940	1,893,830
County of Middlesex New Jersey, Refunding COP, 5.00%, 10/15/31	2,840	3,170,053
Essex County Improvement Authority, RB, (GTD), 4.00%, 11/01/49	1,040	1,052,380
Essex County Improvement Authority, Refunding RB
(NPFGC GTD), 5.50%, 10/01/27	250	292,055
(NPFGC GTD), 5.50%, 10/01/28	9,380	11,185,903
(NPFGC GTD), 5.50%, 10/01/29	8,505	10,306,674
Ewing Township Board of Education, GO
(SCH BD RES FD), 4.00%, 07/15/38	2,660	2,731,573
(SCH BD RES FD), 4.00%, 07/15/39	2,420	2,479,716
Gloucester County Improvement Authority, RB
(BAM), 4.00%, 07/01/46	840	844,749
(BAM), 4.00%, 07/01/51	1,165	1,165,313
Hudson County Improvement Authority, RB, 4.00%, 10/01/51	3,500	3,516,387
Hudson County Improvement Authority, RB, CAB, Series A-1, (NPFGC GTD), 0.00%, 12/15/32(d)	1,000	725,368
Jersey City Redevelopment Agency, RB, (MUN GOVT GTD), 4.00%, 12/15/31	4,880	5,363,754
Mercer County Improvement Authority, RB, 5.00%, 09/01/40	2,480	2,656,358
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(e)(f)	2,350	47,000
Monmouth County Improvement Authority, RB
Series B, (GTD), 4.00%, 12/01/37	500	522,042
Series B, (GTD), 4.00%, 12/01/38	510	530,371

Security	Par (000)	Value

County/City/Special District/School District (continued)
Monroe Township Board of Educationddlesex County, Refunding GO, (SCH BD RES FD), 5.00%, 03/01/25(c)	$2,750	$2,971,240
New Jersey Economic Development Authority, RB
5.00%, 06/15/23(c)	3,065	3,156,987
Series KK, 5.00%, 09/01/22(c)	325	325,976
Series QQQ, 4.00%, 06/15/50	4,075	3,986,503
Series B, AMT, 6.50%, 04/01/31	4,010	4,192,335
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	4,567	4,755,787
Township of Irvington New Jersey, Refunding GO, Series A, (AGM, SAW), 5.00%, 07/15/24(c)	1,175	1,246,218
Union County Utilities Authority, Refunding RB, Series A, AMT, (GTD), 5.25%, 12/01/31	1,310	1,322,976

		106,487,303

Education — 21.9%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	2,250	2,265,017
Clifton Board of Education, GO
(AGM), 2.25%, 08/15/45	6,150	4,243,100
(AGM), 2.25%, 08/15/46	6,150	4,173,464
Gloucester County Improvement Authority, RB
5.00%, 07/01/44	1,985	2,057,119
Series A, 5.00%, 07/01/31	1,950	2,088,663
Series A, 5.00%, 07/01/32	1,775	1,900,393
Series A, 5.00%, 07/01/33	2,250	2,407,977
Series A, 5.00%, 07/01/34	1,200	1,283,148
New Jersey Economic Development Authority, RB
6.00%, 10/01/33	4,600	4,748,557
Series A, 5.00%, 07/01/27(g)	330	333,968
Series A, 5.13%, 11/01/29(g)	150	152,829
Series A, 5.00%, 01/01/35	2,000	1,994,660
Series A, 5.25%, 07/01/37(g)	1,030	1,030,805
Series A, 5.00%, 07/01/38	350	363,193
Series A, 6.25%, 11/01/38(g)	440	462,652
Series A, 5.00%, 07/01/47	1,235	1,217,401
Series A, 5.38%, 07/01/47(g)	1,685	1,652,134
Series A, 5.00%, 12/01/48	4,475	4,590,518
Series A, 5.00%, 06/15/49(g)	970	964,224
Series A, 5.00%, 07/01/50	905	919,419
Series A, 6.50%, 11/01/52(g)	2,490	2,604,303
Series A, 5.00%, 06/15/54(g)	730	720,245
Series A, 5.25%, 11/01/54(g)	4,040	3,839,325
Series WW, 5.25%, 06/15/40(c)	460	504,461
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	6,270	6,859,192
(AGM), 5.00%, 06/01/42	810	877,467
Series A, 4.25%, 09/01/27(g)	210	211,642
Series A, 5.63%, 08/01/34(g)	630	639,655
Series A, 5.00%, 09/01/37(g)	805	817,075
Series A, 5.88%, 08/01/44(g)	1,070	1,084,486
Series A, 6.00%, 08/01/49(g)	555	563,141
Series A, 5.13%, 09/01/52(g)	1,700	1,705,908
New Jersey Educational Facilities Authority, RB
Series A, 5.00%, 07/01/45	2,420	2,578,904
Series C, (AGM), 3.25%, 07/01/49	1,060	910,357
Series C, (AGM), 4.00%, 07/01/50	895	904,755

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Educational Facilities Authority, Refunding RB
Series A, (BAM), 5.00%, 07/01/28	$2,050	$2,232,153
Series A, 5.00%, 07/01/39	15,555	16,148,657
Series A, 5.00%, 07/01/44	14,500	14,921,138
Series A, 4.00%, 07/01/47	2,100	1,951,826
Series D, 5.00%, 07/01/38	1,000	1,023,367
Series D, 5.00%, 07/01/43	600	608,817
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 5.00%, 12/01/22	915	926,337
Series 1A, AMT, 4.00%, 12/01/28	270	271,720
Series 1A, AMT, 4.50%, 12/01/28	715	720,726
Series 1A, AMT, 4.00%, 12/01/29	185	186,153
Series 1A, AMT, 4.50%, 12/01/29	910	917,161
Series 1A, AMT, 4.63%, 12/01/30	895	902,282
Series 1A, AMT, 4.00%, 12/01/31	290	291,724
Series 1A, AMT, 4.13%, 12/01/35	175	175,098
Series 1A-1, AMT, 4.00%, 12/01/29	1,685	1,723,143
Series 1A-1, AMT, 4.25%, 12/01/32	610	623,579
Series 1A-1, AMT, 4.50%, 12/01/36	530	540,799
Sub-Series C, AMT, 4.00%, 12/01/48	3,210	3,069,389
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 3.00%, 12/01/32	5,500	5,217,481
Series B, AMT, 4.00%, 12/01/41	3,265	3,214,438
Sub-Series C, AMT, 3.63%, 12/01/49	1,925	1,684,941
Series C, AMT, Subordinate, 5.00%, 12/01/52	18,705	19,386,947
New Jersey Institute of Technology, RB
Series A, 5.00%, 07/01/40	3,000	3,206,625
Series A, 5.00%, 07/01/45	12,000	12,636,192
Newark Board of Education, Refunding GO
(BAM), 3.00%, 07/15/38	700	627,319
(BAM), 3.00%, 07/15/39	120	107,007
(BAM), 3.00%, 07/15/41	1,500	1,258,388
Sustainability Bonds, (BAM), 5.00%, 07/15/28	160	180,311
Sustainability Bonds, (BAM), 5.00%, 07/15/29	160	182,044
Sustainability Bonds, (BAM), 5.00%, 07/15/30	165	189,553
Sustainability Bonds, (BAM), 5.00%, 07/15/31	200	231,730
Sustainability Bonds, (BAM), 5.00%, 07/15/32	210	242,226
Sustainability Bonds, (BAM), 5.00%, 07/15/33	250	286,170
Sustainability Bonds, (BAM), 4.00%, 07/15/34	215	222,764
Sustainability Bonds, (BAM), 4.00%, 07/15/35	215	220,825
Sustainability Bonds, (BAM), 4.00%, 07/15/36	215	219,630
Sustainability Bonds, (BAM), 4.00%, 07/15/37	225	227,563
Sustainability Bonds, (BAM), 3.00%, 07/15/42	700	577,978
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	1,565	1,604,738

		162,629,096

Health — 7.9%
Camden County Improvement Authority, Refunding RB
5.00%, 02/15/33	2,000	2,070,842
5.00%, 02/15/34	590	610,688
Middlesex County Improvement Authority, RB, AMT, (AMBAC), 5.50%, 09/01/30	460	461,073
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	1,230	1,310,334

Security	Par (000)	Value

Health (continued)
New Jersey Economic Development Authority, Refunding RB (continued)
5.00%, 01/01/39	$1,230	$1,292,542
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	3,955	4,195,069
2.38%, 07/01/46	3,735	2,640,776
3.00%, 07/01/51	14,850	11,966,755
4.00%, 07/01/51	4,300	4,309,026
Series A, 5.50%, 07/01/43	5,505	5,665,768
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 01/01/24(c)	180	188,017
5.00%, 07/01/28	2,820	2,943,987
5.00%, 07/01/29	715	746,188
5.00%, 07/01/34	2,190	2,348,974
5.00%, 07/01/39	4,355	4,615,873
4.00%, 07/01/41	3,000	3,013,263
Series A, 4.00%, 07/01/43	3,500	3,523,961
Series A, 5.00%, 07/01/43	6,385	6,789,081

		58,692,217

Housing — 4.7%
New Jersey Housing & Mortgage Finance Agency, RB, Series A, (AGM), 5.00%, 05/01/27	1,920	1,922,588
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series H, 2.15%, 10/01/41	3,070	2,394,729
Series H, 2.30%, 10/01/46	2,305	1,737,401
Series H, 2.40%, 04/01/52	2,305	1,690,462
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series 2, AMT, 4.60%, 11/01/38	3,120	3,120,396
Series 2, AMT, 4.75%, 11/01/46	3,795	3,767,642
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.25%, 11/01/36	1,150	968,087
Series A, (HUD SECT 8), 2.45%, 11/01/45	860	665,895
Series A, (HUD SECT 8), 2.65%, 11/01/46	1,150	895,912
Series A, 4.00%, 11/01/48	675	654,718
Series A, (HUD SECT 8), 2.55%, 11/01/50	780	590,361
Series A, (HUD SECT 8), 2.70%, 11/01/51	1,150	866,469
Series A, 4.10%, 11/01/53	400	401,951
Series A, (HUD SECT 8), 2.63%, 11/01/56	780	570,580
Series A, (HUD SECT 8), 2.75%, 11/01/56	1,150	845,567
Series D, AMT, 4.25%, 11/01/37	1,750	1,751,586
Series D, AMT, 4.35%, 11/01/42	1,000	980,043
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing
Series A, 3.75%, 10/01/35	5,475	5,513,035
Series E, 2.25%, 10/01/40	2,620	2,125,066
Series E, 2.40%, 10/01/45	2,020	1,586,835
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,067,674

		35,116,997

State — 28.3%
Garden State Preservation Trust, RB, CAB(d)
Series B, (AGM), 0.00%, 11/01/23	17,185	16,781,754
Series B, (AGM), 0.00%, 11/01/25	10,000	9,255,320

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Garden State Preservation Trust, RB, CAB(d) (continued)
Series B, (AGM), 0.00%, 11/01/26	$6,000	$5,385,150
Series B, (AGM), 0.00%, 11/01/27	4,000	3,476,744
Series B, (AGM), 0.00%, 11/01/28	4,540	3,809,110
New Jersey Economic Development Authority, RB
4.00%, 11/01/44	4,715	4,630,493
4.00%, 06/15/49	5,310	5,187,950
Series A, (NPFGC), 5.25%, 07/01/24	1,785	1,882,016
Series A, (NPFGC), 5.25%, 07/01/25	7,915	8,515,297
Series A, (NPFGC), 5.25%, 07/01/26	7,500	8,195,445
Series B, 5.00%, 06/15/35	3,750	4,058,032
Series B, 5.00%, 06/15/43	3,470	3,674,355
Series EEE, 5.00%, 06/15/43	9,845	10,424,792
Series WW, 5.25%, 06/15/33	380	409,333
Series WW, 5.00%, 06/15/34	5,500	5,812,389
Series WW, 5.00%, 06/15/36	3,115	3,255,010
Series WW, 5.25%, 06/15/40	7,915	8,233,816
New Jersey Economic Development Authority, Refunding RB
4.00%, 07/01/46	5,025	5,069,421
Series N-1, (NPFGC), 5.50%, 09/01/27	1,000	1,135,008
Series NN, 5.00%, 03/01/23(c)	5,000	5,102,910
Sub-Series A, 4.00%, 07/01/32	5,000	5,094,090
Sub-Series A, 5.00%, 07/01/33	5,050	5,450,339
Sub-Series A, 4.00%, 07/01/34	8,570	8,640,043
New Jersey Educational Facilities Authority, RB
Series A, 4.00%, 09/01/28	9,705	10,042,385
Series A, 5.00%, 09/01/32	4,000	4,217,320
Series A, 5.00%, 09/01/33	5,370	5,658,487
New Jersey Transportation Trust Fund Authority RB, 4.50%, 06/15/49	4,600	4,664,901
New Jersey Transportation Trust Fund Authority, RB
4.00%, 06/15/40	7,100	7,079,864
Series BB, 4.00%, 06/15/44	5,100	5,023,847
South Jersey Port Corp., ARB
Series B, AMT, 5.00%, 01/01/42	3,000	3,115,755
Series B, AMT, 5.00%, 01/01/48	9,120	9,407,326
State of New Jersey, GO
2.00%, 06/01/37	5,825	4,587,176
Series A, 4.00%, 06/01/32	20,265	22,255,854

		209,531,732

Tobacco — 6.3%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	13,555	14,089,813
Sub-Series B, 5.00%, 06/01/46	31,690	32,373,679

		46,463,492

Transportation — 32.2%
New Brunswick Parking Authority, Refunding RB, Series B, (AGM MUN GOVT GTD), 3.00%, 09/01/39	2,500	2,276,713
New Jersey Economic Development Authority, RB
AMT, (AGM), 5.00%, 01/01/31	1,000	1,035,035
AMT, 5.13%, 01/01/34	2,290	2,353,057
AMT, 5.38%, 01/01/43	23,510	24,034,085
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/37	2,750	2,888,718

Security	Par (000)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority RB, 4.00%, 06/15/37	$1,550	$1,577,674
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/36	3,750	4,148,359
4.00%, 06/15/50	3,825	3,725,014
Series A, (NPFGC), 5.75%, 06/15/24	1,205	1,286,300
Series A, 5.00%, 06/15/30	4,250	4,607,969
Series AA, 5.25%, 06/15/33	5,690	5,815,391
Series AA, 5.25%, 06/15/34	1,305	1,403,886
Series AA, 4.00%, 06/15/36	2,565	2,600,074
Series AA, 5.00%, 06/15/38	11,830	12,166,019
Series AA, 5.50%, 06/15/39	8,205	8,397,465
Series AA, 5.25%, 06/15/41	5,000	5,220,205
Series AA, 4.00%, 06/15/45	8,505	8,422,561
Series AA, 5.00%, 06/15/45	5,000	5,358,645
Series AA, 4.00%, 06/15/50	15,130	14,802,269
Series B, 5.00%, 06/15/33	2,450	2,665,607
Series BB, 4.00%, 06/15/50	16,115	15,677,526
Series D, 5.00%, 06/15/32	3,300	3,500,835
New Jersey Transportation Trust Fund Authority, RB, CAB(d)
Series A, 0.00%, 12/15/35	6,000	3,537,636
Series C, (AGM), 0.00%, 12/15/32	14,050	10,075,508
Series C, (AMBAC), 0.00%, 12/15/35	8,300	4,899,150
Series C, (AMBAC), 0.00%, 12/15/36	7,210	4,017,124
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	4,795	4,808,517
Series A, 5.00%, 06/15/31	12,270	13,219,244
Series A, 5.00%, 06/15/32	1,250	1,404,944
Series A, 5.00%, 12/15/32	7,815	8,534,558
Series A, 4.00%, 06/15/34	3,450	3,531,430
Series A, 4.00%, 06/15/35	1,605	1,640,316
Series A, 5.00%, 12/15/35	2,000	2,159,304
Series A, 4.00%, 06/15/36	3,695	3,728,924
Series A, 5.00%, 12/15/36	500	539,471
New Jersey Turnpike Authority, RB
Series A1, 5.00%, 01/01/35	2,500	2,762,052
Series E, 5.00%, 01/01/45	8,720	9,182,143
New Jersey Turnpike Authority, Refunding RB
Series A, (AGM), 5.25%, 01/01/29	4,000	4,702,516
Series A, (BHAC-CR AGM), 5.25%, 01/01/29	500	585,057
Series A, (AGM), 5.25%, 01/01/30	4,000	4,768,316
Series B, 5.00%, 01/01/40	5,740	6,315,521
Series G, 5.00%, 01/01/36	5,000	5,575,800
Series G, 4.00%, 01/01/43	4,765	4,842,264
South Jersey Transportation Authority, RB, Series A, 5.00%, 11/01/45	3,440	3,654,226

		238,447,428

Utilities — 5.5%
New Jersey Infrastructure Bank, RB
2.00%, 09/01/43	1,640	1,137,601
2.25%, 09/01/50	4,030	2,719,867
Passaic Valley Sewerage Commission, Refunding RB
Series J, (AGM), 3.00%, 12/01/40	2,060	1,786,900
Series J, (AGM), 3.00%, 12/01/41	2,110	1,803,058
Series J, (AGM), 3.00%, 12/01/42	2,155	1,818,035
Series J, (AGM), 3.00%, 12/01/43	2,205	1,834,990

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Passaic Valley Sewerage Commission, Refunding RB (continued)
Series J, (AGM), 3.00%, 12/01/44	$2,255	$1,850,295
Series J, (AGM), 3.00%, 12/01/45	2,305	1,870,918
Rahway Valley Sewerage Authority, RB, CAB(d)
Series A, (NPFGC), 0.00%, 09/01/26	4,100	3,760,245
Series A, (NPFGC), 0.00%, 09/01/28	6,600	5,699,833
Series A, (NPFGC), 0.00%, 09/01/29	9,650	8,036,192
Series A, (NPFGC), 0.00%, 09/01/31	6,000	4,626,672
Series A, (NPFGC), 0.00%, 09/01/33	5,000	3,535,540

		40,480,146

Total Municipal Bonds in New Jersey		916,159,657

New York — 7.7%

Transportation — 7.7%
Port Authority of New York & New Jersey, ARB
Consolidated, 93rd Series, 6.13%, 06/01/94	6,000	6,351,978
Consolidated, 218th Series, AMT, 4.00%, 11/01/34	4,925	5,055,837
Consolidated, 218th Series, AMT, 4.00%, 11/01/47	7,455	7,339,090
Consolidated, 221st Series, AMT, 4.00%, 07/15/45	4,330	4,306,194
Series 221, AMT, 5.00%, 07/15/31	6,750	7,763,222
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	4,475	4,758,147
Consolidated, 206th Series, AMT, 5.00%, 11/15/47	5,000	5,227,360
Series 178th, AMT, 5.00%, 12/01/33	4,005	4,117,797
Series 223, AMT, 4.00%, 07/15/46	3,300	3,271,379
Series 223, AMT, 4.00%, 07/15/51	2,055	1,991,628
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 212th Series, 4.00%, 09/01/37	6,460	6,626,261

Total Municipal Bonds in New York		56,808,893

Pennsylvania — 2.2%

Transportation — 2.2%
Delaware River Port Authority, RB
5.00%, 01/01/24(c)	2,000	2,092,204
5.00%, 01/01/37	8,830	9,115,165
5.00%, 01/01/40	4,000	4,104,996
Delaware River Port Authority, Refunding RB, 5.00%, 01/01/27	1,410	1,428,523

Total Municipal Bonds in Pennsylvania		16,740,888

Puerto Rico — 5.1%

State — 4.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,808	2,797,501
Series A-1, Restructured, 5.00%, 07/01/58	12,716	12,807,339
Series A-2, Restructured, 4.33%, 07/01/40	12,863	12,733,920
Series A-2, Restructured, 4.78%, 07/01/58	2,906	2,897,950
Series B-1, Restructured, 4.75%, 07/01/53	638	634,412

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-2, Restructured, 4.78%, 07/01/58	$618	$612,649
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	11,852	3,425,027

		35,908,798

Tobacco — 0.2%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	760	770,971
5.63%, 05/15/43	790	802,879

		1,573,850

Total Municipal Bonds in Puerto Rico		37,482,648

Total Municipal Bonds — 139.1% (Cost: $1,027,253,282)		1,030,411,742

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

New Jersey — 21.7%

County/City/Special District/School District — 7.9%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	5,678	6,029,969
Union County Utilities Authority, Refunding RB
Series A, 5.00%, 06/15/41	14,555	14,586,628
Series A, AMT, 5.25%, 12/01/31	37,460	37,831,186

		58,447,783

Education — 7.4%
New Jersey Economic Development Authority, Refunding RB
AMT, 3.00%, 08/01/41	17,628	14,206,770
AMT, 3.00%, 08/01/43(i)	25,352	20,432,209
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43(c)	20,000	20,508,010

		55,146,989

Health — 1.6%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/47	11,682	11,585,485

State — 4.8%
Garden State Preservation Trust, RB, Series A, 5.75%, 11/01/28	17,920	20,340,150
New Jersey Economic Development Authority, Refunding RB, Series NN, 5.00%, 03/01/29(c)(i)	14,715	15,017,863

		35,358,013

Total Municipal Bonds in New Jersey		160,538,270

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.7% (Cost: $166,391,544)		160,538,270

Total Long-Term Investments — 160.8% (Cost: $1,193,644,826)		1,190,950,012

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

Commercial Paper — 1.0%
Port Authority of New York & New Jersey, Refunding ARB, 0.83%, 08/04/22	$7,100	$7,099,530

	Shares

Money Market Funds — 5.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(j)(k)	42,304,099	42,316,790

Total Short-Term Securities — 6.7% (Cost: $49,406,607)		49,416,320

Total Investments — 167.5% (Cost: $1,243,051,433)		1,240,366,332

Other Assets Less Liabilities — 1.0%		7,341,442

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.3)%		(91,016,754)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (56.2)%		(416,311,439)

Net Assets Applicable to Common Shares — 100.0%		$740,379,581

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.

(g)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 29, 2022 to February 1, 2037, is $32,335,702. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$22,337,405	$19,966,957	(a)	$—	$2,245	$10,183	$42,316,790	42,304,099	$59,102	$—

(a)	Represents net amount purchased (sold).

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	261	09/21/22	$31,589	$(502,193)
U.S. Long Bond	208	09/21/22	29,816	(648,156)
5-Year U.S. Treasury Note	255	09/30/22	29,004	(330,891)

				$(1,481,240)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,481,240	$—	$1,481,240

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$305,146	$—	$305,146

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(632,873)	$—	$(632,873)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$45,852,457

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,030,411,742	$—	$1,030,411,742
Municipal Bonds Transferred to Tender Option Bond Trusts	—	160,538,270	—	160,538,270

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Commercial Paper	$—	$7,099,530	$—	$7,099,530
Money Market Funds	42,316,790	—	—	42,316,790

	$42,316,790	$1,198,049,542	$—	$1,240,366,332

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,481,240)	$—	$—	$(1,481,240)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(90,838,274)	$—	$(90,838,274)
VRDP Shares at Liquidation Value	—	(417,100,000)	—	(417,100,000)

	$—	$(507,938,274)	$—	$(507,938,274)

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Michigan — 144.3%

Corporate — 0.6%
Monroe County Economic Development Corp., Refunding RB, Series AA, (NPFGC), 6.95%, 09/01/22	$2,500	$2,511,272

County/City/Special District/School District — 32.1%
Battle Creek School District, Refunding GO, (Q-SBLF), 5.00%, 05/01/37	1,170	1,273,424
Berkley School District, GO, (Q-SBLF), 5.00%, 05/01/35	2,965	3,196,450
Byron Center Public Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/43	4,475	4,862,991
Series I, (Q-SBLF), 5.00%, 05/01/47	740	796,606
Columbia School District, GO, (Q-SBLF), 5.00%, 11/01/23(a)	5,185	5,398,591
Coopersville Area Public Schools, GO
Series I, 4.50%, 05/01/41	425	451,779
Series I, 4.50%, 05/01/43	320	337,485
Series I, 4.00%, 05/01/45	850	843,787
Series I, 4.00%, 05/01/48	745	738,027
Series I, 4.13%, 05/01/52	1,000	991,400
County of Saginaw Michigan, GO, 4.00%, 11/01/42	2,000	2,048,920
Dearborn School District, GO, Series A, (Q-SBLF), 5.00%, 11/01/23(a)	4,300	4,477,134
Dowagiac Union School District, GO, (Q-SBLF), 5.00%, 05/01/41	1,140	1,231,100
East Lansing School District, GO, Series I, (Q-SBLF), 5.00%, 05/01/42	1,000	1,089,970
Farmington Public School District, Refunding GO
(AGM), 5.00%, 05/01/33	1,500	1,611,415
(AGM), 5.00%, 05/01/34	1,500	1,610,850
(AGM), 5.00%, 05/01/35	1,000	1,073,529
Fraser Public School District, Refunding GO
(Q-SBLF), 5.00%, 05/01/43	2,000	2,174,790
(Q-SBLF), 5.00%, 05/01/47	3,225	3,473,847
Gibraltar School District, GO, (Q-SBLF), 5.00%, 05/01/36	750	836,124
Grandville Public Schools, GO
Series I, (AGM), 4.00%, 05/01/38	910	928,392
Series II, (AGM), 5.00%, 05/01/40	3,250	3,444,685
Gull Lake Community School District, GO, Series I, (Q-SBLF), 5.00%, 05/01/45	4,000	4,309,348
Hudsonville Public Schools, GO
Series I, (Q-SBLF), 4.00%, 05/01/43	1,875	1,895,715
Series I, (Q-SBLF), 4.00%, 05/01/44	1,950	1,970,440
Series I, (Q-SBLF), 4.00%, 05/01/45	2,040	2,051,069
Jackson Public Schools, GO, (Q-SBLF), 5.00%, 05/01/42	4,000	4,352,764
Kentwood Public Schools, GO
5.00%, 05/01/41	1,120	1,191,167
5.00%, 05/01/44	1,815	1,910,896
Lake Orion Community School District, GO
(Q-SBLF), 4.00%, 05/01/38	750	785,358
(Q-SBLF), 4.00%, 05/01/39	1,000	1,044,267
(Q-SBLF), 4.00%, 05/01/40	1,000	1,041,154
Livonia Public Schools, GO, Series I, (AGM), 5.00%, 05/01/23(a)	5,000	5,132,725
Lowell Area Schools, GO
Series I, 5.00%, 05/01/47	1,500	1,625,061

Security	Par (000)	Value

County/City/Special District/School District (continued)
Lowell Area Schools, GO (continued)
Series I, 5.00%, 05/01/49	$1,750	$1,892,130
Ludington Area School District, GO
(BAM Q-SBLF), 4.00%, 11/01/39	1,925	2,022,107
(BAM Q-SBLF), 4.00%, 11/01/40	1,975	2,065,591
(BAM Q-SBLF), 4.00%, 11/01/44	2,015	2,067,547
Michigan Finance Authority, RB
5.00%, 11/01/34	215	244,740
5.00%, 11/01/38	2,500	2,814,635
5.00%, 11/01/43	4,000	4,426,204
Series H-1, 5.00%, 10/01/39(a)	5,400	5,661,630
Mona Shores Public Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/42	1,000	1,093,560
Series I, (Q-SBLF), 5.00%, 05/01/43	1,025	1,116,950
Series I, (Q-SBLF), 5.00%, 05/01/44	1,525	1,657,422
Novi Community School District, GO, 4.00%, 05/01/47	1,150	1,155,762
Portage Public Schools, GO, 4.00%, 11/01/44	3,940	3,975,850
Swartz Creek Community Schools, GO, (Q-SBLF), 5.00%, 05/01/44	4,270	4,721,851
Troy School District, GO, (Q-SBLF), 5.00%, 11/01/23(a)	2,000	2,082,400
Walled Lake Consolidated School District, GO
(Q-SBLF), 5.00%, 11/01/23(a)	7,010	7,298,770
(Q-SBLF), 5.00%, 05/01/45	2,500	2,739,302
(Q-SBLF), 5.00%, 05/01/47	3,015	3,355,089
West Ottawa Public Schools, GO
(AGM), 4.00%, 11/01/39	1,105	1,153,996
(AGM), 4.00%, 11/01/40	800	832,756
(AGM), 4.00%, 11/01/41	845	876,693
(AGM), 4.00%, 11/01/46	1,725	1,769,127
Zeeland Public Schools, GO
Series A, (AGM), 5.00%, 05/01/25(a)	2,000	2,174,620
Series A, (AGM), 5.00%, 05/01/33	1,000	1,074,921

		128,474,913

Education — 29.0%
Grand Valley State University, RB, 5.00%, 12/01/43	1,600	1,715,462
Lake Superior State University, RB, (AGM), 5.00%, 01/15/48	3,750	4,061,921
Michigan Finance Authority, Refunding RB
4.00%, 02/01/29	700	712,195
5.00%, 02/01/33	830	881,425
4.00%, 12/01/33	1,720	1,729,902
5.00%, 12/01/36	1,550	1,596,884
5.00%, 09/01/40	1,000	1,018,301
5.00%, 12/01/40	2,900	2,970,026
5.00%, 12/01/45	4,400	4,460,694
4.00%, 09/01/46	1,750	1,740,442
Series 25-A, AMT, 4.00%, 11/01/29	5,900	5,927,134
Series 25-A, AMT, 4.00%, 11/01/30	2,850	2,862,734
Series 25-A, AMT, 4.00%, 11/01/31	3,150	3,163,706
Michigan State University, Refunding RB
Series A, 5.00%, 08/15/38	10,000	10,316,250
Series C, Refunding RB, 4.00%, 02/15/44	2,275	2,305,383
Michigan Technological University, RB, Series A, 5.00%, 10/01/45	1,800	1,897,085
Michigan Technological University, Refunding RB
5.00%, 10/01/32	1,250	1,476,985
5.00%, 10/01/33	1,325	1,553,080
5.00%, 10/01/34	1,400	1,628,483
Oakland University, RB, 5.00%, 03/01/41	3,635	3,859,843

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Oakland University, Refunding RB, Series A, 5.00%, 03/01/43(a)	$10,000	$10,164,850
University of Michigan, RB, Series A, 5.00%, 04/01/24(a)	3,425	3,609,960
Wayne State University, RB, Series A, 5.00%, 11/15/40	13,000	13,473,239
Western Michigan University, RB, Series A, (AGM), 5.00%, 11/15/51	5,000	5,541,400
Western Michigan University, Refunding RB
(AGM), 5.00%, 11/15/23(a)	1,750	1,824,219
5.25%, 11/15/23(a)	8,475	8,861,274
(AGM), 5.25%, 11/15/23(a)	1,000	1,045,578
5.00%, 11/15/44	5,650	6,193,942
5.00%, 11/15/49	8,680	9,519,660

		116,112,057

Health — 32.5%
Grand Traverse County Hospital Finance Authority, RB
Series A, 5.00%, 07/01/44	4,230	4,366,506
Series A, 5.00%, 07/01/47	2,200	2,259,565
Series A, 5.00%, 07/01/49	2,610	2,775,192
Series B, 4.00%, 07/01/49	2,000	1,927,858
Grand Traverse County Hospital Finance Authority, Refunding RB
5.00%, 07/01/32	2,135	2,495,074
5.00%, 07/01/33	1,125	1,301,676
5.00%, 07/01/34	1,180	1,354,509
Kalamazoo Economic Development Corp., Refunding RB
5.00%, 05/15/32	805	832,159
5.00%, 05/15/42	425	428,380
Kentwood Economic Development Corp., RB, 4.00%, 11/15/45	750	622,878
Kentwood Economic Development Corp., Refunding RB, 5.00%, 11/15/41	2,335	2,372,050
Michigan Finance Authority, RB
5.00%, 11/15/36	2,500	2,520,440
Series A, 4.00%, 12/01/47	4,000	3,997,224
Series S, 5.00%, 11/01/44	2,000	2,101,572
Series S, 4.00%, 11/01/46	1,025	1,027,366
Michigan Finance Authority, Refunding RB
5.00%, 06/01/26(a)	290	324,440
5.00%, 04/15/37	2,000	2,286,626
5.00%, 11/15/37	3,000	3,176,661
5.00%, 04/15/38	3,120	3,556,728
5.00%, 11/15/41	1,000	1,043,503
4.00%, 04/15/42	3,210	3,251,155
5.00%, 11/15/45	3,750	3,899,231
5.00%, 12/01/45	21,445	22,617,484
4.00%, 11/15/46	8,500	8,345,436
Series 2, 4.00%, 03/01/51	2,000	1,968,680
Series A, 4.00%, 12/01/49	1,500	1,484,807
Series S, 5.00%, 05/15/32	1,000	1,069,799
Series S, 5.00%, 05/15/33	2,000	2,138,662
Series S, 5.00%, 05/15/34	6,500	6,947,954
Series S, 5.00%, 05/15/35	4,945	5,278,436
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	1,915	2,062,511

Security	Par (000)	Value

Health (continued)
Michigan Strategic Fund, Refunding RB, 5.00%, 11/15/43	$1,220	$1,236,159
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 03/01/24(a)	27,365	28,810,310

		129,881,031

Housing — 6.7%
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 4.45%, 10/01/34	1,000	1,005,216
Series A, 4.63%, 10/01/39	3,490	3,501,587
Series A, 4.30%, 10/01/40	3,320	3,358,827
Series A, 4.00%, 10/01/43	7,420	7,448,671
Series A, 4.75%, 10/01/44	5,000	5,012,160
Series A, 2.45%, 10/01/46	5,000	3,781,720
AMT, (GNMA), 4.75%, 04/20/37	2,785	2,785,479

		26,893,660

State — 23.9%
Flint Economic Development Corp., RB, 5.25%, 10/01/41	4,950	4,961,504
Michigan Finance Authority, RB
Series F, 5.00%, 04/01/31	1,000	1,002,362
Series F, 5.25%, 10/01/41	8,595	8,615,129
Michigan State Building Authority, Refunding RB
Series I, 4.00%, 10/15/40	3,300	3,331,152
Series I, 5.00%, 04/15/41	4,750	5,145,589
Series I, 4.00%, 10/15/46	11,250	11,345,749
Michigan Strategic Fund, RB
Series A, 5.25%, 10/15/40	3,000	3,257,613
AMT, (AGM), 4.25%, 12/31/38	14,000	14,141,176
AMT, 5.00%, 12/31/43	15,000	15,189,105
State of Michigan Trunk Line Revenue, RB
4.00%, 11/15/44(b)	25,910	26,547,516
Series B, 4.00%, 11/15/45	2,000	2,020,984

		95,557,879

Tobacco — 1.6%
Michigan Finance Authority, Refunding RB, Series A, Class 1, 4.00%, 06/01/40	1,250	1,221,044
Michigan Finance Authority, Refunding RB, CAB, Series B-2, Class 2, 0.00%, 06/01/65(c)	50,000	5,168,250

		6,389,294

Transportation — 8.6%
Gerald R Ford International Airport Authority, ARB
AMT, (GTD), 5.00%, 01/01/46	5,435	6,070,161
AMT, (GTD), 5.00%, 01/01/51	3,000	3,313,929
Wayne County Airport Authority, ARB
Series A, 5.00%, 12/01/42	1,000	1,044,456
Series D, 5.00%, 12/01/35	3,850	4,044,344
Series D, 5.00%, 12/01/45	7,500	7,759,635
Series B, AMT, 5.00%, 12/01/42	1,000	1,029,953
Series B, AMT, 5.00%, 12/01/47	1,250	1,283,261
Series C, AMT, 5.00%, 12/01/39	1,475	1,500,260
Wayne County Airport Authority, Refunding ARB, Series F, AMT, 5.00%, 12/01/34	8,000	8,310,040

		34,356,039

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 9.3%
City of Detroit Michigan Water Supply System Revenue, RB, Series A, Senior Lien, (NATL), 5.00%, 07/01/34	$10	$10,021
Downriver Utility Wastewater Authority, Refunding RB, (AGM), 5.00%, 04/01/43	1,000	1,084,976
Great Lakes Water Authority Water Supply System Revenue, RB
Series B, 2nd Lien, 5.00%, 07/01/46	10,000	10,464,530
Series A, Senior Lien, 5.00%, 07/01/45	1,750	1,965,416
Karegnondi Water Authority, Refunding RB
5.00%, 11/01/41	2,750	2,969,054
5.00%, 11/01/45	3,000	3,209,550
Lansing Board of Water & Light, Refunding RB
Series A, 5.00%, 07/01/44	2,500	2,735,000
Series A, 5.00%, 07/01/48	1,500	1,621,921
Michigan Finance Authority, Refunding RB
Series D-1, 5.00%, 07/01/34	2,000	2,155,960
Series D-1, 5.00%, 07/01/35	750	808,826
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	1,000	1,056,878
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/32	5,250	5,546,494
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/33	3,000	3,168,630
Michigan Strategic Fund, RB, AMT, 4.00%, 10/01/61(d)	445	444,310

		37,241,566

Total Municipal Bonds in Michigan		577,417,711

Puerto Rico — 4.7%

State — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	534	532,003
Series A-1, Restructured, 5.00%, 07/01/58	825	830,926
Series A-2, Restructured, 4.33%, 07/01/40	1,109	1,097,871
Series A-2, Restructured, 4.78%, 07/01/58	103	102,715
Series B-1, Restructured, 4.75%, 07/01/53	616	612,536
Series B-1, Restructured, 5.00%, 07/01/58	7,451	7,513,342
Series B-2, Restructured, 4.33%, 07/01/40	5,880	5,738,886
Series B-2, Restructured, 4.78%, 07/01/58	597	591,831
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	6,202	1,792,273

Total Municipal Bonds in Puerto Rico		18,812,383

Total Municipal Bonds — 149.0% (Cost: $603,708,349)		596,230,094

Municipal Bonds Transferred to Tender Option Bond Trusts(b)

Michigan — 18.1%

Education — 11.4%
Eastern Michigan University, RB, Series A, 4.00%, 03/01/44	10,000	10,036,335
Michigan Finance Authority, Refunding RB, AMT, Series 25-A, 4.00%, 11/01/28	8,750	8,791,284
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/44(e)	5,750	6,333,600
University of Michigan, Refunding RB, 5.00%, 04/01/26(a)	10,000	11,141,071
Wayne State University, RB, Series A, 5.00%, 11/15/43(e)	8,530	9,170,215

		45,472,505

Security	Par (000)	Value

Health — 2.6%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	$10,002	$10,510,025

State — 1.4%
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	5,150	5,436,482

Utilities — 2.7%
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	10,000	10,939,995

Total Municipal Bonds in Michigan		72,359,007

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.1% (Cost: $72,422,984)		72,359,007

Total Long-Term Investments — 167.1% (Cost: $676,131,333)		668,589,101

	Shares

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(f)(g)	2,980,373	2,981,267

Total Short-Term Securities — 0.7% (Cost: $2,981,172)		2,981,267

Total Investments — 167.8% (Cost: $679,112,505)		671,570,368

Other Assets Less Liabilities — 0.4%		1,535,815
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.3)%		(41,358,241)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (57.9)%.		(231,542,005)

Net Assets Applicable to Common Shares — 100.0%		$400,205,937

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(c)	Zero-coupon bond.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2026 to February 15, 2027, is $9,881,914. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,854,776	$127,213	(a)	$—	$152	$(874)	$2,981,267	2,980,373	$3,540	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$596,230,094	$—	$596,230,094
Municipal Bonds Transferred to Tender Option Bond Trusts	—	72,359,007	—	72,359,007
Short-Term Securities
Money Market Funds	2,981,267	—	—	2,981,267

	$2,981,267	$668,589,101	$—	$671,570,368

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(41,267,055)	$—	$(41,267,055)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

	$—	$(273,167,055)	$—	$(273,167,055)

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.1%

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$630	$688,755

New York — 136.2%

Corporate — 4.7%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	13,585	15,888,989
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	1,160	1,117,398
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	635	659,524
AMT, 5.00%, 10/01/40	1,800	1,850,763
New York Transportation Development Corp., Refunding ARB
AMT, 2.25%, 08/01/26	1,785	1,705,862
AMT, 3.00%, 08/01/31	1,755	1,628,022

		22,850,558

County/City/Special District/School District — 28.8%
City of New York, GO
Series B-1, 5.00%, 10/01/43	2,730	3,028,465
Series D-1, 5.50%, 05/01/46	1,360	1,609,065
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,167,773
Sub-Series D-1, 5.00%, 08/01/31	1,300	1,342,359
City of New York, Refunding GO
Series E, 5.50%, 08/01/25	5,435	5,649,384
Series E, 5.00%, 08/01/32	2,040	2,106,137
Series I, 5.00%, 08/01/22(b)	490	490,000
City of Yonkers New York, GO
Series B, (AGM, SAW), 4.00%, 02/15/38	355	363,527
Series B, (AGM, SAW), 3.00%, 02/15/39	325	291,785
County of Nassau New York, GO
Series A, 5.00%, 01/15/31	1,770	1,988,577
Series A, 4.25%, 04/01/52	5,000	5,034,110
Series B, (AGM), 5.00%, 07/01/45	2,185	2,389,341
County of Nassau New York, Refunding GO, Series A, (AGM), 4.00%, 04/01/50	4,575	4,580,627
Erie County Industrial Development Agency, Refunding RB
Series A, (SAW), 5.00%, 05/01/28	750	820,199
Series A, (SAW), 5.00%, 05/01/29	4,060	4,437,917
Hudson Yards Infrastructure Corp., Refunding RB
Series 2022, 4.00%, 02/15/40	1,800	1,827,072
Series A, 5.00%, 02/15/39	800	868,678
Series A, 5.00%, 02/15/42	6,225	6,704,145
Series A, (AGM), 4.00%, 02/15/47	2,760	2,747,746
Ithaca City School District, Refunding GO
(BAM, SAW), 2.00%, 06/15/33	450	395,550
(BAM, SAW), 2.00%, 06/15/34	880	755,405
Mahopac Central School District, Refunding GO, (SAW), 2.00%, 06/01/32	685	629,765
New York City Industrial Development Agency, RB, (AGC), 0.00%, 03/01/43(c)	4,330	1,848,009
New York City Industrial Development Agency, RB, CAB, (AGC), 0.00%, 03/01/39(c)	5,000	2,594,565
New York City Industrial Development Agency, Refunding RB
3.00%, 03/01/49	2,215	1,672,112
Series A, AMT, 5.00%, 07/01/28	930	931,387

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 11/01/38	$1,000	$1,038,168
Sub-Series A-1, 5.00%, 08/01/40	1,025	1,128,608
Sub-Series A-3, 4.00%, 08/01/43	3,320	3,348,678
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,645,246
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,779,011
Sub-Series B-1, 5.00%, 11/01/38	4,000	4,318,184
Sub-Series E-1, 5.00%, 02/01/43	975	1,049,769
Sub-Series F-1, 5.00%, 05/01/42	7,175	7,771,974
Series A-2, Subordinate, 5.00%, 08/01/38	4,105	4,507,852
Series C, Subordinate, 4.00%, 05/01/45	2,725	2,744,050
Series F-1, Subordinate, 5.00%, 02/01/47	430	482,049
New York Convention Center Development Corp., RB, CAB(c)
Series B, Sub Lien, 0.00%, 11/15/32.	685	459,567
Series B, Sub Lien, 0.00%, 11/15/42	2,640	1,019,998
Series B, Sub Lien, 0.00%, 11/15/47	6,740	1,984,108
Series B, Sub Lien, 0.00%, 11/15/48	3,550	1,117,771
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	7,825	1,506,172
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	7,370	7,818,892
5.00%, 11/15/45	13,995	14,705,428
New York Liberty Development Corp., Refunding RB 3.13%, 09/15/50	3,715	3,212,086
Series 1, Class 1, 5.00%, 11/15/44(d)	6,110	6,128,996
Series A, 2.88%, 11/15/46	4,805	3,798,228
New York State Dormitory Authority, RB, Series A, 5.00%, 02/15/23(b)	5,500	5,609,346
South Glens Falls Central School District, Refunding GO
Series A, (SAW), 2.00%, 07/15/34	1,400	1,241,520
Series A, (SAW), 2.00%, 07/15/35	830	718,045
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	750	774,880

		138,182,326

Education — 14.8%
Albany Capital Resource Corp., Refunding RB
4.00%, 07/01/41	880	709,232
4.00%, 07/01/51	915	675,103
Series A, 5.00%, 12/01/31	250	262,707
Series A, 5.00%, 12/01/32	100	105,073
Series A, 4.00%, 12/01/34	110	110,800
Build NYC Resource Corp., RB, Series A, 4.00%, 06/15/56	530	435,277
Build NYC Resource Corp., Refunding RB
4.00%, 08/01/42	975	946,866
Series A, 5.00%, 06/01/43	525	548,838
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	685	736,196
5.00%, 07/01/48	1,030	1,099,316
5.00%, 07/01/52	1,635	1,803,510
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	1,180	1,258,108
4.00%, 07/01/46	2,235	2,211,503
Hempstead Town Local Development Corp., Refunding RB
5.00%, 07/01/47	1,645	1,764,070
Series A, 3.00%, 07/01/51	2,815	2,206,062
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	815	867,119
Series B, 5.00%, 07/01/43	2,940	3,113,531

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(b)	$1,440	$1,484,626
Series A, 4.00%, 07/01/39	500	505,860
Series A, 4.00%, 07/01/50	10,490	10,406,384
New York State Dormitory Authority, RB
1st Series, (AMBAC), 5.50%, 07/01/40	4,580	5,616,926
Series A, 5.00%, 07/01/46	300	329,442
Series A, 5.00%, 07/01/51	710	776,314
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/44	2,130	2,193,493
Series A, 5.25%, 07/01/23(b)	12,930	13,359,935
Series A, 5.00%, 07/01/27(b)	2,490	2,842,743
Series A, 5.00%, 07/01/35	1,380	1,462,506
Series A, 4.00%, 07/01/37	240	240,308
Series A, 5.00%, 07/01/37	2,240	2,356,218
Series A, 5.00%, 07/01/38	1,475	1,606,925
Series A, 5.00%, 07/01/43	2,520	2,607,787
Troy Capital Resource Corp., Refunding RB
4.00%, 09/01/30	230	248,418
4.00%, 09/01/31	130	137,789
4.00%, 09/01/32	190	199,153
4.00%, 09/01/33	55	56,855
4.00%, 09/01/34	85	86,963
4.00%, 09/01/35	100	101,446
4.00%, 09/01/36	155	155,976
4.00%, 09/01/40	985	974,661
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	2,265	2,391,589
Series A, 5.00%, 07/01/41	825	863,108
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	380	387,125
Series A, 5.00%, 10/15/50	645	648,012

		70,893,873

Health — 7.3%
Build NYC Resource Corp., RB
5.25%, 07/01/37	1,495	1,473,661
5.50%, 07/01/47	920	902,826
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	2,870	2,736,092
Dutchess County Local Development Corp., Refunding RB
Series B, 4.00%, 07/01/37	340	331,029
Series B, 4.00%, 07/01/38	200	193,123
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	905	971,890
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	285	252,423
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	855	822,471
5.00%, 12/01/46	1,280	1,321,965
Series A, 5.00%, 12/01/37	350	351,662
Monroe County Industrial Development Corp., Refunding RB
3.00%, 12/01/40	1,270	999,987
4.00%, 12/01/46	2,910	2,694,392
Series A, 5.00%, 12/01/32	830	836,784
New York State Dormitory Authority, RB
Series C, 4.25%, 05/01/39	1,000	1,000,104
Series D, 4.25%, 05/01/39	300	300,031

Security	Par (000)	Value

Health (continued)
New York State Dormitory Authority, Refunding RB
4.25%, 05/01/52	$4,355	$4,368,640
5.00%, 05/01/52	3,300	3,578,866
1st Series, 5.00%, 07/01/42	2,625	2,833,842
Series A, 5.00%, 05/01/32	3,525	3,787,567
Catholic Health Services, 4.00%, 07/01/45	815	669,672
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	3,070	2,708,768
Suffolk County Economic Development Corp., RB, Series C, Catholic Health Services, 5.00%, 07/01/32	625	659,192
Westchester County Local Development Corp., Refunding RB, 5.00%, 07/01/46(d)	1,360	1,202,138

		34,997,125

Housing — 11.0%
New York City Housing Development Corp., RB, M/F Housing
4.00%, 11/01/43	790	788,908
Series A, (HUD SECT 8), 2.70%, 08/01/45	275	216,251
Series A, 2.90%, 11/01/50	900	734,106
Series B-1, 5.00%, 07/03/23(b)	1,675	1,726,840
Series B-1, 5.25%, 07/03/23(b)	6,865	7,092,973
Series D-1-B, 4.20%, 11/01/40	550	550,925
Series E-1, (SONYMA HUD SECT 8), 4.20%, 11/01/42(e)	1,080	1,089,064
Series F-1, (FHA), 2.60%, 11/01/56	5,455	4,068,666
Series G-1, 3.90%, 05/01/45	550	528,375
Series H, 2.55%, 11/01/45	1,265	1,010,965
Series H, 2.60%, 11/01/50	2,175	1,655,003
Series I-1, (FHA), 2.55%, 11/01/45	3,820	3,002,814
Series I-1-A, 3.95%, 11/01/36	550	551,521
Series I-1-A, 4.05%, 11/01/41	550	550,989
New York City Housing Development Corp., Refunding RB, Series F-1-A, 3.30%, 11/01/46	560	507,426
New York City Housing Development Corp., Refunding RB, M/F Housing
3.85%, 05/01/58	2,084	1,935,132
Series B-1-A, 3.65%, 11/01/49	1,125	1,025,763
Series B-1-A, 3.75%, 11/01/54	1,615	1,479,736
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC SONYMA, FNMA, GNMA), 4.00%, 11/01/42	1,045	1,048,021
Series D, (SONYMA), 3.80%, 11/01/49	2,050	1,919,450
Series E, (SONYMA), 3.80%, 11/01/49	1,130	1,058,038
Series H, 4.15%, 11/01/43	1,650	1,658,204
Series H, 4.20%, 11/01/48	1,095	1,098,165
Series I-1, (SONYMA), 2.75%, 11/01/46	820	652,075
Series J-1, (SONYMA HUD SECT 8), 3.00%, 11/01/61	825	634,338
Series J-1, (SONYMA HUD SECT 8), 3.10%, 05/01/66	1,090	846,458
Series M-1, (SONYMA), 2.65%, 11/01/54	765	572,774
Series P, 3.15%, 11/01/54	1,315	1,077,445
Series A, AMT, 4.65%, 11/15/38	1,500	1,500,157
State of New York Mortgage Agency, RB, S/F Housing
Series 225, 2.45%, 10/01/45	500	378,430
Series 239, (SONYMA), 2.70%, 10/01/47	1,635	1,277,906
State of New York Mortgage Agency, Refunding RB
Series 218, AMT, 3.60%, 04/01/33	1,040	1,008,612
Series 218, AMT, 3.85%, 04/01/38	125	120,638
State of New York Mortgage Agency, Refunding RB, S/F Housing
Series 190, 3.80%, 10/01/40	1,680	1,538,609
Series 231, 2.50%, 10/01/46	3,555	2,812,759

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
State of New York Mortgage Agency, Refunding RB, S/F Housing (continued)
Series 194, AMT, 3.80%, 04/01/28	$2,485	$2,504,090
Yonkers Industrial Development Agency, RB, AMT, (SONYMA), 5.25%, 04/01/37	2,445	2,446,489

		52,668,115

State — 12.4%
County of Suffolk New York, Refunding GO, Series A, Catholic Health Services, (BAM), 2.00%, 06/15/34	3,900	3,350,084
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S1-B, (SAW), 3.00%, 07/15/49	5,500	4,706,389
Series S-3, Subordinate, (SAW), 5.25%, 07/15/36	1,910	2,170,629
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-1, (SAW), 4.00%, 07/15/35	1,130	1,191,421
Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	6,070	6,131,914
New York Liberty Development Corp., Refunding RB, Series A, 2.75%, 11/15/41	3,300	2,740,693
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/39	1,610	1,761,288
Series A, 5.00%, 03/15/41	8,550	9,278,546
Series A, 5.00%, 02/15/42	1,880	2,026,290
Series B, 5.00%, 03/15/39	2,280	2,488,294
Series C, 4.00%, 03/15/45	3,900	3,937,389
New York State Dormitory Authority, Refunding RB
Series B, 5.00%, 02/15/37	2,130	2,355,784
Series B, 4.00%, 02/15/46	2,835	2,829,441
Series E, 5.00%, 03/15/41	3,335	3,668,020
New York State Thruway Authority, Refunding RB, Series A-1, 3.00%, 03/15/48	2,750	2,186,489
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/45	6,110	6,090,705
Series C, 5.00%, 03/15/32	2,000	2,038,508
Town of Oyster Bay New York, Refunding GO, Series A, (AGM), 2.00%, 03/01/35	465	390,619

		59,342,503

Tobacco — 2.9%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	2,190	2,206,072
5.00%, 06/01/48	820	822,433
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,460	2,474,984
Series A-2-B, 5.00%, 06/01/51	800	805,088
Series B, 5.00%, 06/01/41	655	683,659
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	1,650	1,714,657
5.25%, 05/15/40	2,250	2,317,115
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	310	330,458
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	2,540	2,588,557

		13,943,023

Transportation — 34.2%
Buffalo & Fort Erie Public Bridge Authority, RB
5.00%, 01/01/42	1,250	1,345,884
5.00%, 01/01/47	1,545	1,640,269
Metropolitan Transportation Authority, RB
Series A, 5.00%, 05/15/23(b)	1,000	1,027,508
Series A, 5.00%, 11/15/42	3,500	3,806,239

Security	Par (000)	Value

Transportation (continued)
Metropolitan Transportation Authority, RB (continued)
Series A-1, 5.25%, 11/15/23(b)	$5,405	$5,651,565
Series A-1, 4.00%, 11/15/45	1,125	1,094,692
Series E, 5.00%, 11/15/38	7,785	7,924,445
Series H, 5.00%, 11/15/22(b)	930	940,209
Sub-Series B-3, 5.00%, 11/15/23(b)	3,250	3,387,966
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	4,000	4,024,600
Series A, (AGM), 4.00%, 11/15/46	1,035	1,019,812
Series C-1, 4.75%, 11/15/45	1,795	1,860,401
Series C-1, 5.00%, 11/15/56	2,350	2,418,940
Series H, 5.00%, 11/15/31	760	765,375
Sub-Series B-1, 5.00%, 11/15/31	3,465	3,604,175
Sub-Series B-1, 5.00%, 11/15/51	2,815	2,963,111
Sub-Series B-2, 4.00%, 11/15/34	3,000	3,122,472
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,655	5,772,528
New York Liberty Development Corp., Refunding RB
Series 1, 2.25%, 02/15/41	5,700	4,260,756
Series 1, 4.00%, 02/15/43	3,255	3,244,669
Series 1, 2.75%, 02/15/44	3,405	2,696,035
Series A, 3.00%, 11/15/51	6,020	4,682,579
New York State Thruway Authority, RB
Series N, 5.00%, 01/01/35	550	624,489
Series N, 4.00%, 01/01/43	6,420	6,472,978
Series A, Junior Lien, 5.00%, 01/01/41	2,110	2,216,834
New York State Thruway Authority, Refunding RB
Series J, 5.00%, 01/01/41	6,275	6,503,203
Series K, 5.00%, 01/01/29	2,225	2,391,259
Series K, 5.00%, 01/01/31	1,500	1,609,164
Series L, 5.00%, 01/01/34	840	942,006
Series L, 5.00%, 01/01/35	970	1,081,203
Series O, 4.00%, 01/01/39	3,300	3,376,174
Series B, Subordinate, 3.00%, 01/01/53	250	181,669
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/35	1,595	1,722,047
AMT, 5.00%, 12/01/39	950	1,014,289
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,575	1,486,285
Series A, AMT, 5.00%, 07/01/41	2,155	2,184,601
Series A, AMT, 5.00%, 07/01/46	1,735	1,756,712
Series A, AMT, 5.25%, 01/01/50	10,730	10,903,064
New York Transportation Development Corp., RB, AMT, 4.00%, 04/30/53	1,840	1,603,781
New York Transportation Development Corp., Refunding RB
Series A, Class A, AMT, 4.00%, 12/01/41	275	259,881
Series A, Class A, AMT, 4.00%, 12/01/42	275	261,453
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/34	125	138,070
AMT, 5.00%, 04/01/35	110	121,054
AMT, 5.00%, 04/01/36	120	131,637
AMT, 5.00%, 04/01/37	140	152,936
AMT, 5.00%, 04/01/38	70	76,268
AMT, 5.00%, 04/01/39	95	103,221
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	8,850	8,525,957
Port Authority of New York & New Jersey, Refunding ARB Consolidated, 183th Series, 4.00%, 06/15/44	1,500	1,503,477
Series 179, 5.00%, 12/01/38	1,390	1,442,712
178th Series, AMT, 5.00%, 12/01/43	750	767,362
195th Series, AMT, 5.00%, 04/01/36	1,500	1,612,968
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	735	727,115

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	$1,000	$1,030,087
Series 178th, AMT, 5.00%, 12/01/33	1,140	1,172,107
State of New York Mortgage Agency, Refunding RB, Series B, Subordinate, 4.00%, 01/01/53	985	939,745
Triborough Bridge & Tunnel Authority, RB
Series B, 5.00%, 11/15/40	1,010	1,080,300
Series B, 5.00%, 11/15/45	1,500	1,587,675
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/38	1,000	1,008,447
Series A, 5.25%, 11/15/45	1,460	1,557,748
Series A, 5.00%, 11/15/50	4,500	4,694,922
Series A, 4.00%, 05/15/51	1,365	1,362,255
Series A, 5.00%, 05/15/57	1,360	1,520,441
Series A-1, 5.00%, 05/15/51	9,800	10,843,994
Series C, 5.00%, 11/15/37	1,050	1,180,012
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(c)	9,700	6,935,636

		164,061,468

Utilities — 20.1%
Long Island Power Authority, RB
5.00%, 09/01/35	2,000	2,272,684
5.00%, 09/01/36	975	1,107,850
5.00%, 09/01/37	3,825	4,379,380
5.00%, 09/01/42	335	367,663
5.00%, 09/01/47	1,075	1,172,611
Long Island Power Authority, Refunding RB
Series B, 5.00%, 09/01/41	590	643,190
Series B, 5.00%, 09/01/46	825	902,227
New York City Municipal Water Finance Authority, RB
Series CC-1, 4.00%, 06/15/52	6,600	6,600,290
Series DD, 5.25%, 06/15/47	4,140	4,507,810
Series DD-1, 4.00%, 06/15/49	1,365	1,372,133
New York City Municipal Water Finance Authority, Refunding RB
Series EE, 5.00%, 06/15/40	5,170	5,695,918
Series HH, 5.00%, 06/15/39	3,000	3,239,517
New York City Water & Sewer System, RB
Series BB-1, 3.00%, 06/15/50	2,730	2,331,535
Series DD-1, 3.00%, 06/15/50	970	832,520
New York City Water & Sewer System, Refunding RB, Sub-Series AA-1, 3.00%, 06/15/50	1,700	1,432,364
New York Power Authority, RB, (AGM), 4.00%, 11/15/47	2,720	2,780,300
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	4,375	4,373,736
Series A, 4.00%, 11/15/60	900	896,353
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	1,195	1,280,686
Series B, 5.00%, 03/15/45	5,145	5,462,760
Series B, Subordinate, 5.00%, 06/15/48	1,345	1,492,228
New York State Environmental Facilities Corp., Refunding RB
4.00%, 06/15/47	2,120	2,143,447
Series A, 5.00%, 06/15/40	4,275	4,630,428
Series A, 5.00%, 06/15/45	18,920	20,218,006

Security	Par (000)	Value

Utilities (continued)
Suffolk County Water Authority, RB, Series B, 3.00%, 06/01/45	$5,500	$4,767,213
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	9,960	10,355,711
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/25(b)	1,185	1,288,735

		96,547,295

Total Municipal Bonds in New York		653,486,286

Puerto Rico — 5.0%

State — 5.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	724	721,293
Series A-1, Restructured, 5.00%, 07/01/58	1,042	1,049,485
Series A-2, Restructured, 4.33%, 07/01/40	1,378	1,364,172
Series A-2, Restructured, 4.78%, 07/01/58	123	122,659
Series B-1, Restructured, 4.75%, 07/01/53	746	741,804
Series B-1, Restructured, 5.00%, 07/01/58	9,024	9,099,504
Series B-2, Restructured, 4.33%, 07/01/40	7,120	6,949,127
Series B-2, Restructured, 4.78%, 07/01/58	722	715,749
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	10,409	3,008,024

Total Municipal Bonds in Puerto Rico		23,771,817

Total Municipal Bonds — 141.3% (Cost: $686,506,447)		677,946,858

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 21.1%

County/City/Special District/School District — 1.7%
City of New York, GO, Series BB, 5.00%, 03/01/36	3,500	3,673,102
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, 5.00%, 05/01/38	4,123	4,520,304

		8,193,406

Education — 0.4%
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	1,981	2,046,962

Housing — 3.0%
New York City Housing Development Corp., RB, M/F Housing, Series C-1A, 4.00%, 11/01/53	2,525	2,430,449
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43.	4,280	4,319,576
New York State Housing Finance Agency, RB, M/F Housing, Series I, 4.05%, 11/01/48	5,457	5,316,695
New York State Housing Finance Agency, Refunding RB, Series C, 3.85%, 11/01/39	2,413	2,385,937

		14,452,657

State — 1.5%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/32	2,000	2,272,400

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(g)	$3,549	$3,948,323
New York State Urban Development Corp., Refunding RB, Series A, 5.00%, 03/15/45	1,001	1,055,264

		7,275,987

Transportation — 8.9%
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45(g)	5,953	5,803,928
Port Authority of New York & New Jersey, Refunding ARB 194th Series, 5.25%, 10/15/55	3,900	4,104,408
Consolidated, Series 211, 5.00%, 09/01/48	4,760	5,112,740
Series 231, AMT, 5.50%, 08/01/47(g)	3,807	4,343,220
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46	15,000	15,946,553
Series C-2, 5.00%, 11/15/42	6,675	7,283,388

		42,594,237

Utilities — 5.6%
New York City Water & Sewer System, Refunding RB, 5.00%, 06/15/38(g)	1,391	1,540,887
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	5,500	5,498,410
Series A, 4.00%, 11/15/60	6,557	6,530,143
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	3,500	3,833,337
Series B, 4.00%, 12/15/35	2,980	3,071,584
Series TE, Restructured, 5.00%, 12/15/41	5,998	6,236,500

		26,710,861

Total Municipal Bonds in New York		101,274,110

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.1% (Cost: $102,171,362)		101,274,110

Total Investments — 162.4% (Cost: $788,677,809)		779,220,968

Other Assets Less Liabilities — 1.3%		6,392,721

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.1)%		(58,286,970)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.6)%		(247,457,601)

Net Assets Applicable to Common Shares — 100.0%		$479,869,118

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2025 to February 1, 2030, is $9,922,665. See Note 4 of the Notes to Financial Statements for details.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds New York Money Fund Portfolio(a)	$20,584,473	$—	$(20,584,473	)(b)	$—	$—	$—	—	$4,295	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	206	09/21/22	$24,932	$(680,441)
U.S. Long Bond	260	09/21/22	37,269	(1,698,192)
5-Year U.S. Treasury Note	238	09/30/22	27,071	(527,073)

				$(2,905,706)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,905,706	$—	$2,905,706

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$5,697,580	$—	$5,697,580

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,921,205)	$—	$(1,921,205)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$70,681,879

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$677,946,858	$—	$677,946,858
Municipal Bonds Transferred to Tender Option Bond Trusts	—	101,274,110	—	101,274,110

	$—	$779,220,968	$—	$779,220,968

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(2,905,706)	$—	$—	$(2,905,706)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(58,178,643)	$—	$(58,178,643)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(305,878,643)	$—	$(305,878,643)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments July 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.2%

Utilities — 0.2%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$460	$502,900

Pennsylvania — 120.1%

Corporate — 2.0%
Pennsylvania Economic Development Financing Authority, RB
Series A, AMT, 0.58%, 08/01/37(a)	2,000	1,899,808
Series A, AMT, 3.25%, 08/01/39(b)	1,950	1,605,979
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	135	137,920

		3,643,707

County/City/Special District/School District — 29.8%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	500	512,642
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, 5.00%, 05/01/42	1,980	2,129,098
Altoona Area School District, GO, Series A, (AGM, SAW), 5.00%, 12/01/36	1,180	1,276,344
Bethlehem Area School District, GO
Series A, (BAM, SAW), 5.00%, 08/01/34	1,610	1,727,375
Series A, (BAM, SAW), 5.00%, 08/01/35	1,210	1,298,233
Borough of West Chester Pennsylvania, Refunding GO, 3.50%, 11/15/35	1,095	1,098,179
Boyertown Area School District, GO
(SAW), 5.00%, 10/01/36	610	640,706
(SAW), 5.00%, 10/01/38	920	966,065
Bristol Township School District, GO
(SAW), 5.00%, 06/01/40	775	794,901
(BAM, SAW), 5.00%, 06/01/42	1,685	1,840,045
Chester County Industrial Development Authority, SAB(b)
4.25%, 03/01/35	715	673,539
4.75%, 03/01/50	1,525	1,382,047
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	1,705	1,702,601
City of Philadelphia Pennsylvania, Refunding GO, Series A, 5.00%, 08/01/37	1,360	1,485,298
Coatesville School District, GO, CAB(c)
Series A, (BAM, SAW), 0.00%, 10/01/34	160	100,793
Series A, (BAM, SAW), 0.00%, 10/01/35	1,435	860,145
Series A, (BAM, SAW), 0.00%, 10/01/37	1,395	758,149
Coatesville School District, Refunding GO, CAB(c)
Series B, (BAM, SAW), 0.00%, 10/01/33	275	181,694
Series B, (BAM, SAW), 0.00%, 10/01/34	550	346,474
Series C, (BAM, SAW), 0.00%, 10/01/33	360	237,853
County of Monroe Pennsylvania, GO, Series A, 4.00%, 07/15/32	695	749,463
Dallastown Area School District, Refunding GO, (SAW), 5.00%, 04/15/34	1,235	1,332,490
East Pennsboro Area School District, GO
(BAM, SAW), 4.00%, 10/01/40	355	361,996
(BAM, SAW), 4.00%, 10/01/44	840	848,553
Fox Chapel Area School District, GO
(SAW), 5.00%, 02/01/39	1,345	1,497,395
(SAW), 5.00%, 02/01/42	1,250	1,382,104

Security	Par (000)	Value

County/City/Special District/School District (continued)
Governor Mifflin School District, GO
Series A, (SAW), 4.00%, 04/01/39	$360	$367,205
Series A, (SAW), 4.00%, 04/01/40	225	229,444
Series A, (SAW), 4.00%, 04/01/42	640	648,186
Series A, (SAW), 4.00%, 04/01/43	570	576,022
Series A, (SAW), 4.00%, 04/01/46	665	667,208
Manheim Township School District, GO
Series A, (SAW), 4.00%, 02/01/35	510	542,203
Series A, (SAW), 4.00%, 02/01/36	345	364,545
Marple Newtown School District, GO, (SAW), 3.00%, 06/01/40	1,375	1,282,456
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	130	133,052
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	2,560	2,560,115
Shaler Area School District, GO, CAB, (XLCA SAW), 0.00%, 09/01/30(c)	6,145	4,945,213
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/36	870	985,052
(SAW), 5.00%, 03/01/37	890	1,004,329
(SAW), 5.00%, 03/01/40	1,025	1,149,450
(SAW), 5.00%, 03/01/43	775	861,442
State Public School Building Authority, RB, CAB(c)
(AGM, SAW), 0.00%, 12/15/22	1,640	1,633,575
(AGM, SAW), 0.00%, 12/15/23	1,980	1,934,529
(AGM, SAW), 0.00%, 12/15/24	1,980	1,889,229
(AGM, SAW), 0.00%, 12/15/25	1,770	1,644,316
Township of Lower Paxton Pennsylvania, GO, Series A, 4.00%, 04/01/40	150	154,067
Tredyffrin Easttown School District, GO, (SAW), 5.00%, 02/15/39	695	774,111
West Shore School District, GO
(SAW), 5.00%, 11/15/43	2,095	2,304,883
(SAW), 4.00%, 11/15/45	715	733,012
(SAW), 4.00%, 11/15/48	360	367,469
(SAW), 5.00%, 11/15/48	1,200	1,302,445

		55,237,740

Education — 20.4%
Berks County Municipal Authority, Refunding RB
5.00%, 10/01/39	160	165,380
5.00%, 10/01/49	430	431,836
Bethlehem Redevelopment Authority, Refunding RB, 4.00%, 10/01/38	170	170,870
Chester County Industrial Development Authority, RB, 4.00%, 12/01/51	3,600	3,594,834
City of Erie Higher Education Building Authority, Refunding RB, 5.00%, 05/01/47	335	349,596
Delaware County Authority, RB
5.00%, 08/01/40	1,205	1,286,381
5.00%, 08/01/45	1,610	1,702,625
East Hempfield Township Industrial Development Authority, RB(d)
5.00%, 07/01/23	785	809,349
5.00%, 07/01/25	1,255	1,367,830
Latrobe Industrial Development Authority, Refunding RB, 4.00%, 03/01/46	285	251,457
Lehigh County Industrial Development Authority, Refunding RB, 4.00%, 05/01/51	840	709,392

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	$1,160	$1,185,572
Pennsylvania Higher Education Assistance Agency, RB
Series A, AMT, 5.00%, 06/01/27	185	203,259
Series A, AMT, 5.00%, 06/01/28	195	216,048
Series A, AMT, 5.00%, 06/01/30	140	157,186
Series A, AMT, 2.63%, 06/01/42	1,125	1,017,035
Series B, AMT, Subordinate, 3.13%, 06/01/48	350	276,588
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	2,000	2,064,548
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/37	1,325	1,326,924
Series A, 5.25%, 07/15/23(d)	1,580	1,634,314
Series A, 5.50%, 07/15/23(d)	385	399,141
Series A, 5.00%, 11/01/32	910	988,301
Series A, (AGM), 4.00%, 05/01/50	5,000	4,780,070
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	280	280,946
5.00%, 06/15/39	335	342,060
4.00%, 06/01/41	260	234,118
5.00%, 06/15/49	935	947,812
5.00%, 06/15/50	575	573,244
4.00%, 06/01/51	205	173,067
4.00%, 06/01/56	290	239,119
Series A, 5.25%, 06/15/52	375	378,194
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 05/01/30	415	443,250
5.00%, 05/01/40	375	387,253
5.00%, 06/15/40(b)	620	625,332
4.00%, 05/01/42	2,985	2,737,866
4.00%, 11/01/45	740	726,427
5.00%, 05/01/50	1,120	1,137,454
5.00%, 06/15/50(b)	415	411,948
Series 2015, 5.00%, 04/01/45	2,170	2,269,755
Swarthmore Borough Authority, Refunding RB, 5.00%, 09/15/38	830	858,156

		37,854,537

Health — 23.7%
Allegheny County Hospital Development Authority, RB
2.03%, 11/15/47(a)	1,040	1,049,463
Series B, (NPFGC), 6.00%, 07/01/26	2,000	2,269,586
Allegheny County Hospital Development Authority, Refunding RB
Series A, 4.00%, 04/01/37	1,700	1,701,049
Series A, (AGM-CR), 4.00%, 04/01/44	3,440	3,475,047
Series A, 5.00%, 04/01/47	700	745,866
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/51	1,000	793,047
Bucks County Industrial Development Authority, Refunding RB, 5.00%, 10/01/37	940	979,910
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/25(d)	255	274,278
4.00%, 01/01/36	395	381,344
4.13%, 01/01/38	160	154,159
5.00%, 01/01/38	1,290	1,317,769
5.00%, 01/01/39	690	724,330

Security	Par (000)	Value

Health (continued)
Doylestown Hospital Authority, RB, Series A, 5.00%, 07/01/49	$500	$484,759
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/48	2,060	1,956,458
Franklin County Industrial Development Authority, RB
5.00%, 12/01/29	70	70,848
5.00%, 12/01/39	135	133,781
5.00%, 12/01/49	100	93,723
5.00%, 12/01/54	365	336,539
Geisinger Authority, Refunding RB
4.00%, 04/01/39	900	898,222
Series A-2, 5.00%, 02/15/39	4,050	4,302,760
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB, (AGM), 4.00%, 07/01/40	825	833,337
Lancaster County Hospital Authority, Refunding RB, 5.00%, 11/01/35	575	610,156
Lancaster Industrial Development Authority, RB
4.00%, 12/01/44	420	408,212
5.00%, 12/01/44	665	707,424
4.00%, 12/01/49	565	536,711
Lancaster Industrial Development Authority, Refunding RB, 5.75%, 05/01/23(d)	865	892,679
Montgomery County Higher Education and Health Authority, Refunding RB
5.00%, 05/01/57	1,230	1,343,174
Series A, 5.00%, 09/01/37	840	914,156
Series A, 5.00%, 09/01/48	1,500	1,606,575
Montgomery County Industrial Development Authority, RB
Series C, 4.00%, 11/15/43	200	188,404
Series C, 5.00%, 11/15/45	915	974,121
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	220	222,663
Mount Lebanon Hospital Authority, RB, 4.00%, 07/01/48	2,345	2,360,001
Northampton County General Purpose Authority, Refunding RB
5.00%, 08/15/46	1,000	1,041,431
5.00%, 08/15/48	1,125	1,191,006
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/45	2,000	2,066,588
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41	3,000	3,175,803
Wayne County Hospital & Health Facilities Authority, RB, Series A, (GTD), 4.00%, 07/01/46	1,595	1,548,448
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/36	230	217,641
Series A, 4.00%, 11/15/41	225	205,509
Series A, 4.00%, 11/15/46	335	297,752
Westmoreland County Industrial Development Authority, Refunding RB, Series A, 4.00%, 07/01/37	360	348,720

		43,833,449

Housing — 4.4%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 2.45%, 10/01/41	685	541,509
Series 137, 2.60%, 04/01/46	2,730	2,171,284
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 2022, 4.15%, 10/01/42	2,000	2,035,122

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
Philadelphia Authority for Industrial Development, RB, M/F Housing
Series A, 3.50%, 12/01/36	$810	$633,435
Series A, 4.00%, 12/01/46	2,970	2,198,061
Series A, 4.00%, 12/01/51	805	574,125

		8,153,536

State — 13.1%
Commonwealth Financing Authority, RB
5.00%, 06/01/34	4,175	4,569,195
5.00%, 06/01/35	1,295	1,412,686
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	8,380	8,648,269
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series A, 4.00%, 12/01/51	7,500	7,593,825
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/48	1,930	2,101,598

		24,325,573

Tobacco — 2.1%
Commonwealth Financing Authority, RB, 5.00%, 06/01/33	3,575	3,941,337

Transportation — 13.2%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/37	1,100	1,177,950
Series B, AMT, 5.00%, 07/01/47	2,105	2,207,105
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	1,500	1,639,494
Delaware River Port Authority, RB, 5.00%, 01/01/37	2,285	2,358,794
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, AMT, 5.00%, 11/01/41	4,035	4,040,794
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.00%, 06/01/42	2,345	2,477,150
Series B, Subordinate, 5.00%, 12/01/31	590	691,717
Series B, Subordinate, 3.00%, 12/01/51	1,470	1,084,535
Pennsylvania Turnpike Commission, RB, CAB(c)
Sub-Series A-3, (AGM), 0.00%, 12/01/40	1,975	956,953
Sub-Series A-3, 0.00%, 12/01/42	4,760	1,913,287
Pennsylvania Turnpike Commission, Refunding RB
Series A-1, 5.25%, 12/01/45	3,270	3,433,588
Series C, 5.00%, 12/01/46	425	474,079
Series C, 3.00%, 12/01/51	920	756,101
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/32	1,075	1,218,112

		24,429,659

Utilities — 11.4%
Aliquippa Municipal Water Authority Water & Sewer Revenue, RB
(BAM), 4.00%, 11/15/46	205	208,310
(BAM), 4.00%, 11/15/51	1,245	1,263,163
Allegheny Valley Joint Sewage Authority, RB
(BAM), 4.00%, 08/01/47	370	373,925
(BAM), 4.00%, 08/01/52	755	758,195
Bucks County Water and Sewer Authority, RB
Series A, (AGM), 5.00%, 12/01/37	780	833,617
Series A, (AGM), 5.00%, 12/01/40	1,000	1,058,659
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series A, 5.00%, 10/01/43	3,040	3,349,204

Security	Par (000)	Value

Utilities (continued)
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB (continued)
Series A, 5.00%, 11/01/45	$1,790	$2,002,101
Series A, 5.25%, 10/01/52	810	878,348
Delaware County Regional Water Quality Control Authority, RB, 5.00%, 05/01/23(d)	420	431,109
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	1,195	1,121,479
Oxford Area Sewer Authority, Refunding RB
(BAM), 3.00%, 07/01/35	100	96,567
(BAM), 4.00%, 07/01/37	220	227,308
(BAM), 3.00%, 07/01/46	1,255	1,025,430
(BAM), 2.38%, 07/01/55	400	249,025
Philadelphia Gas Works Co., Refunding RB
5.00%, 08/01/30	800	865,687
5.00%, 08/01/31	600	648,962
5.00%, 08/01/32	800	864,814
5.00%, 08/01/33	400	432,264
5.00%, 08/01/34	700	756,122
Pittsburgh Water & Sewer Authority, RB, Series B, (AGM), 4.00%, 09/01/50	900	904,418
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,000	2,213,230
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	580	590,974

		21,152,911

Total Municipal Bonds in Pennsylvania		222,572,449

Puerto Rico — 4.8%

State — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	265	264,009
Series A-1, Restructured, 5.00%, 07/01/58	389	391,794
Series A-2, Restructured, 4.33%, 07/01/40	519	513,792
Series A-2, Restructured, 4.78%, 07/01/58	46	45,873
Series B-1, Restructured, 4.75%, 07/01/53	283	281,408
Series B-1, Restructured, 5.00%, 07/01/58	3,423	3,451,640
Series B-2, Restructured, 4.33%, 07/01/40	2,701	2,636,179
Series B-2, Restructured, 4.78%, 07/01/58	274	271,628
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	3,575	1,033,114

Total Municipal Bonds in Puerto Rico		8,889,437

Total Municipal Bonds — 125.1% (Cost: $235,300,900)		231,964,786

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Pennsylvania — 38.4%

Education — 10.3%
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/47	3,900	4,220,503
Pennsylvania Higher Educational Facilities Authority, RB, Series AR, 4.00%, 06/15/38	11,335	11,478,469
Philadelphia Authority for Industrial Development, RB, 4.00%, 12/01/48(f)	3,300	3,323,686

		19,022,658

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health — 20.7%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(f)	$2,501	$2,432,319
General Authority of Southcentral Pennsylvania, Refunding RB
4.00%, 06/01/49	5,385	5,253,491
Series A, 5.00%, 06/01/24(d)	7,000	7,411,320
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/44(f)	3,100	3,084,996
Pennsylvania Economic Development Financing Authority, RB, Series B, 4.00%, 03/15/40	8,000	8,015,036
Pennsylvania Higher Educational Facilities Authority, RB, Series A, 4.00%, 08/15/39(f)	7,815	7,823,837
St Mary Hospital Authority, Refunding RB, 5.00%, 12/01/48	3,754	4,277,796

		38,298,795

State — 3.3%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(f)	6,000	6,209,394

Transportation — 2.1%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	1,680	1,827,245
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2, 5.00%, 06/01/35	1,850	2,046,996

		3,874,241

Utilities — 2.0%
Westmoreland County Municipal Authority, Refunding RB, 5.00%, 08/15/42	3,493	3,699,236

Total Municipal Bonds in Pennsylvania		71,104,324

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.4% (Cost: $70,732,013)		71,104,324

Total Long-Term Investments — 163.5% (Cost: $306,032,913)		303,069,110

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(g)(h)	3,964,123	$3,965,312

Total Short-Term Securities — 2.2% (Cost: $3,964,399)		3,965,312

Total Investments — 165.7% (Cost: $309,997,312)		307,034,422

Other Assets Less Liabilities — 1.5%		2,921,364

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.8)%		(42,267,933)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.4)%		(82,355,517)

Net Assets Applicable to Common Shares — 100.0%		$185,332,336

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2022 to June 1, 2039, is $14,198,374. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$25,907	$3,937,804	(a)	$—	$688	$913	$3,965,312	3,964,123	$10,244	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	64	09/21/22	$7,746	$(121,994)
U.S. Long Bond	66	09/21/22	9,461	(206,096)
5-Year U.S. Treasury Note	71	09/30/22	8,076	(92,754)

				$(420,844)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$420,844	$—	$420,844

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$858,639	$—	$858,639

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$44,621	$—	$44,621

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$18,674,789

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$231,964,786	$—	$231,964,786
Municipal Bonds Transferred to Tender Option Bond Trusts	—	71,104,324	—	71,104,324

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$3,965,312	$—	$—	$3,965,312

	$3,965,312	$303,069,110	$—	$307,034,422

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(420,844)	$—	$—	$(420,844)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(42,183,181)	$—	$(42,183,181)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

	$—	$(124,783,181)	$—	$(124,783,181)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments July 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.5%
Health Care Authority of the City of Huntsville, RB, Series B1, 4.00%, 06/01/45	$1,565	$1,555,751
Homewood Educational Building Authority, Refunding RB, Series A, 5.00%, 12/01/47	2,835	2,975,823

		4,531,574

Arizona — 1.2%
Arizona Industrial Development Authority, RB(a)
4.38%, 07/01/39	810	772,387
5.00%, 07/01/54	945	945,540
Series A, 5.00%, 07/01/39	1,480	1,491,538
Series A, 5.00%, 07/01/49	1,675	1,677,258
Series A, 5.00%, 07/01/54	1,290	1,290,591
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	1,620	1,609,039
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	630	645,787
5.00%, 07/01/54(a)	1,420	1,433,626
Series A, 5.00%, 09/01/42	435	465,509

		10,331,275

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	4,350	4,221,592

California — 9.5%
California Community Housing Agency, RB, M/F Housing(a)
Series A, 5.00%, 04/01/49	645	578,664
Series A-2, 4.00%, 08/01/47	4,150	3,416,060
California Health Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/37(b)	2,965	3,057,286
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	5,040	5,196,043
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(a)	430	326,608
CSCDA Community Improvement Authority, RB, M/F Housing(a)
5.00%, 09/01/37	330	306,501
4.00%, 10/01/56	470	429,933
4.00%, 12/01/56	495	396,990
3.00%, 03/01/57	1,330	993,116
Series A, Class 2, 4.00%, 06/01/58	2,955	2,542,249
Senior Lien, 3.13%, 06/01/57	1,780	1,291,429
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	2,720	2,221,688
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(c)	11,690	1,484,957
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(c)	5,110	3,987,445
Long Beach Unified School District, GO, Series B, Election 2008, 0.00%, 08/01/34(c)	5,000	3,441,405
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertiable, Election 2008, 6.25%, 08/01/28(d)	3,975	4,003,612
Norman Y Mineta San Jose International Airport SJC, Refunding RB Series A, AMT, 5.00%, 03/01/36	1,160	1,238,671

Security	Par (000)	Value

California (continued)
Norman Y Mineta San Jose International Airport SJC, Refunding RB (continued)
Series A, AMT, 5.00%, 03/01/37	$1,275	$1,356,358
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, Election 2002, (AGC), 0.00%, 08/01/38(c)	7,620	4,004,714
Poway Unified School District, Refunding GO, CAB(c)
0.00%, 08/01/35	7,820	5,130,381
Series B, 0.00%, 08/01/36	10,000	6,237,650
Rio Hondo Community College District, GO, CAB(c)
Series C, Election 2004, 0.00%, 08/01/37	8,000	4,618,264
Series C, Election 2004, 0.00%, 08/01/38	12,940	7,130,341
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/46	2,050	2,011,604
San Diego Unified School District, GO, CAB(b)(c)
Series G, Election 2008, 0.00%, 07/01/34	1,860	1,037,441
Series G, Election 2008, 0.00%, 07/01/35	1,970	1,034,810
Series G, Election 2008, 0.00%, 07/01/36	2,960	1,464,362
Series G, Election 2008, 0.00%, 07/01/37	1,975	920,532
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(c)	3,485	2,627,118
State of California, GO, Series 2007-2, (NPFGC-IBC), 5.50%, 04/01/30	10	10,028
State of California, Refunding GO, 5.00%, 04/01/47	6,495	7,580,074
Walnut Valley Unified School District, GO, CAB, Series B, Election 2007, 0.00%, 08/01/36(c)	6,545	3,950,968

		84,027,302

Colorado — 3.2%
City of Colorado Springs CO Utilities System Revenue, RB, Series B, 4.00%, 11/15/46	5,000	5,126,010
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	2,530	2,564,241
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(a)	3,365	3,294,971
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	7,500	8,024,640
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,563,727
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	5,655	5,780,185
STC Metropolitan District No.2, Refunding GO
Series A, 5.00%, 12/01/38	1,285	1,288,224
Series A, 5.00%, 12/01/49	1,000	987,318

		28,629,316

Connecticut — 0.0%
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	390	387,877

District of Columbia — 0.4%
District of Columbia, RB, Series A, 5.50%, 07/01/47	2,750	3,331,213

Florida — 10.9%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	4,535	4,762,793
Capital Trust Agency, Inc., RB(a)
Series A, 5.00%, 06/01/55	1,475	1,296,100
Series A, 5.50%, 06/01/57	500	473,862

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/42	$4,000	$4,418,384
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	2,965	3,171,399
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/39	1,100	537,839
Series A, 0.00%, 09/01/40	1,000	469,567
Series A, 0.00%, 09/01/41	1,280	561,773
Series A, 0.00%, 09/01/42	1,150	477,294
Series A, 0.00%, 09/01/45	2,000	704,844
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/40	3,000	3,116,919
Series A, AMT, 5.00%, 10/01/42	3,000	3,151,962
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	530	554,630
Series B, AMT, 5.00%, 10/01/40	6,500	6,836,661
County of Miami-Dade Seaport Department, ARB(b)
Series A, 6.00%, 10/01/23	5,695	5,979,004
Series B, AMT, 6.00%, 10/01/23	1,865	1,958,002
Series B, AMT, 6.25%, 10/01/23	1,165	1,223,891
Series B, AMT, 6.00%, 10/01/30	1,820	1,906,787
County of Miami-Dade Seaport Department, Refunding RB, Series B-1, AMT, Subordinate, 4.00%, 10/01/46	4,500	4,303,818
Florida Development Finance Corp., RB(a)
AMT, 5.00%, 05/01/29	1,500	1,480,701
Series A, AMT, 5.00%, 08/01/29(e)	595	595,000
Florida Development Finance Corp., Refunding RB(a)
6.50%, 06/30/57	1,085	1,108,390
Series C, 5.00%, 09/15/50	820	797,701
Greater Orlando Aviation Authority, ARB, Sub-Series A, AMT, 5.00%, 10/01/42	4,760	5,021,400
LT Ranch Community Development District, SAB
4.00%, 05/01/40	1,415	1,312,840
4.00%, 05/01/50	2,000	1,748,940
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	14,360	15,084,792
Miami-Dade County Health Facilities Authority, Refunding RB, 5.00%, 08/01/42	1,675	1,775,101
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	1,550	1,636,281
5.00%, 08/01/47	4,590	4,850,717
Parker Road Community Development District, Refunding SAB
3.88%, 05/01/40	900	821,477
4.10%, 05/01/50	1,000	889,673
School District of Broward County, GO, 5.00%, 07/01/46	5,000	5,689,930
Seminole Improvement District, RB
5.00%, 10/01/32	230	236,037
5.30%, 10/01/37	260	267,239
Town of Davie Florida, Refunding RB, 5.00%, 04/01/37	4,630	5,059,835
Village Community Development District No.14, SA, 5.50%, 05/01/53	1,730	1,797,880

Security	Par (000)	Value

Florida (continued)
Westside Haines City Community Development District, Refunding SAB(a)
4.10%, 05/01/37	$640	$612,879
4.13%, 05/01/38	630	601,772

		97,294,114

Georgia — 0.6%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(a)	630	643,609
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54(b)	1,405	1,535,978
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	1,105	1,146,332
Private Colleges & Universities Authority, RB(b)
5.00%, 04/01/33	395	416,433
5.00%, 04/01/44	1,775	1,872,188

		5,614,540

Hawaii — 1.3%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	2,385	2,521,446
State of Hawaii Airports System Revenue, ARB COP
AMT, 5.00%, 08/01/27	2,000	2,053,052
AMT, 5.00%, 08/01/28	1,775	1,818,823
State of Hawaii Department of Budget & Finance, Refunding RB, AMT, 4.00%, 03/01/37	5,275	5,192,156

		11,585,477

Illinois — 12.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	3,055	3,231,332
Series A, 5.00%, 12/01/38	1,240	1,306,795
Series A, 5.00%, 12/01/39	1,365	1,437,552
Series A, 5.00%, 12/01/41	2,000	2,085,798
Series A, 5.00%, 12/01/47	1,480	1,560,219
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/34	3,035	3,148,806
Chicago O’Hare International Airport, ARB
Series D, AMT, Senior Lien, 5.00%, 01/01/42	2,865	2,994,429
Series D, Senior Lien, 5.25%, 01/01/42	8,285	8,929,018
Cook County Community College District No.508, GO, 5.13%, 12/01/38	3,250	3,325,741
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	615	616,371
Illinois Finance Authority, Refunding RB
4.00%, 08/15/40	1,770	1,812,873
Series C, 5.00%, 08/15/44	985	1,016,053
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/42	8,540	9,291,298
Series A, 4.00%, 01/01/46	1,025	1,026,965
Metropolitan Pier & Exposition Authority, RB, CAB(c)
Series A, (NPFGC), 0.00%, 12/15/33	20,000	13,213,500
Series A, (NPFGC), 0.00%, 12/15/34	41,880	26,461,208
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(c)	9,430	3,630,512
State of Illinois, GO
5.00%, 05/01/32	7,500	7,808,873
5.25%, 02/01/33	5,860	6,090,837
5.50%, 07/01/33	2,235	2,295,866
5.25%, 02/01/34	5,360	5,568,434
5.50%, 07/01/38	1,200	1,230,203

		108,082,683

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana — 0.4%
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/23(b)	$3,825	$3,925,404

Kansas — 0.0%
Ellis County Unified School District No.489 Hays, Refunding GO, Series B, (AGM), 5.00%, 09/01/47	310	343,589

Kentucky — 2.1%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(a)	1,355	1,360,874
Kentucky Economic Development Finance Authority, RB, Series A, 5.38%, 01/01/23(b)	1,000	1,016,848
Kentucky Public Energy Authority, RB, Series C-1, 4.00%, 12/01/49(e)	7,500	7,697,280
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.60%, 07/01/23(d)	8,225	8,971,073

		19,046,075

Louisiana — 1.0%
Jefferson Sales Tax District, RB
Series B, (AGM), 5.00%, 12/01/34	670	746,653
Series B, (AGM), 5.00%, 12/01/35	895	994,075
Series B, (AGM), 5.00%, 12/01/36	805	891,754
Series B, (AGM), 5.00%, 12/01/37	1,005	1,111,129
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	4,825	4,963,280

		8,706,891

Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	5,950	6,155,733
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	1,885	1,889,090
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	3,510	3,834,061
Massachusetts School Building Authority, RB, Series A, 5.00%, 05/15/43(b)	3,495	3,591,501

		15,470,385

Michigan — 2.4%
Lansing Board of Water & Light, RB, Series A, 5.00%, 07/01/51	1,600	1,754,205
Michigan State University, Refunding RB, Series B, 4.00%, 02/15/39	2,125	2,184,462
Michigan Strategic Fund, RB
AMT, (AGM), 4.25%, 12/31/38	2,000	2,020,168
AMT, 5.00%, 12/31/43	9,940	10,065,313
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 03/01/24(b)	1,330	1,400,245
State of Michigan Trunk Line Revenue, RB, Series B, 4.00%, 11/15/45	2,500	2,526,230
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(b)	1,080	1,125,804

		21,076,427

Nebraska — 0.8%
Central Plains Energy Project, Refunding RB, 5.25%, 09/01/37	6,825	6,843,271

Security	Par (000)	Value

Nevada — 0.1%
City of Las Vegas Nevada Special Improvement District No.814, SAB
4.00%, 06/01/39	$380	$357,362
4.00%, 06/01/44	1,050	950,425

		1,307,787

New Jersey — 10.7%
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/42	590	617,370
Series WW, 5.25%, 06/15/33	445	479,351
Series WW, 5.00%, 06/15/34	570	602,375
Series WW, 5.00%, 06/15/36	2,635	2,753,435
Series WW, 5.25%, 06/15/40	970	1,009,072
Series WW, 5.25%, 06/15/40(b)	55	60,316
AMT, 5.13%, 01/01/34	1,930	1,983,144
AMT, 5.38%, 01/01/43	4,920	5,029,677
New Jersey Economic Development Authority, Refunding RB
Series N-1, (AMBAC), 5.50%, 09/01/24	6,325	6,760,653
Series N-1, (NPFGC), 5.50%, 09/01/28	1,685	1,934,329
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	4,255	4,169,674
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 3.25%, 12/01/39	7,670	7,440,828
New Jersey Housing & Mortgage Finance Agency Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	2,645	2,646,680
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/29	2,145	2,331,010
Series A, (NPFGC), 5.75%, 06/15/25	4,000	4,390,004
Series A, 5.00%, 06/15/28	4,205	4,578,429
Series AA, 5.25%, 06/15/33	4,150	4,241,454
Series AA, 5.00%, 06/15/38	3,990	4,103,332
Series AA, 5.50%, 06/15/39	5,625	5,756,946
Series D, 5.00%, 06/15/32	1,825	1,936,068
New Jersey Transportation Trust Fund Authority, RB, CAB(c)
Series A, 0.00%, 12/15/35	10,000	5,896,060
Series C, (AGC-ICC AMBAC), 0.00%, 12/15/25	8,550	7,957,784
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	4,000	4,157,820
Series A, 5.25%, 06/01/46	11,035	11,631,144
Sub-Series B, 5.00%, 06/01/46	2,675	2,732,710

		95,199,665

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	540	488,787
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 01/08/25(b)	1,040	1,132,148

		1,620,935

New York — 14.4%
City of New York, GO
Series C, 5.00%, 08/01/43	2,585	2,897,614
Series D-1, 5.25%, 05/01/42	1,155	1,347,624
Metropolitan Transportation Authority, Refunding RB, Series A-1, 5.25%, 11/15/57	4,000	4,179,036
New York City Municipal Water Finance Authority, Refunding RB, Series BB-1, 4.00%, 06/15/45	18,705	18,835,860

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series E-1, 4.00%, 02/01/46	$1,930	$1,942,097
Series F-1, 4.00%, 02/01/38	1,700	1,726,076
Sub-Series E-1, 5.00%, 02/01/39	2,500	2,742,033
Sub-Series F-1, 5.00%, 05/01/39	3,360	3,692,758
Series B-1, Subordinate, 4.00%, 08/01/45	7,140	7,235,162
Series C, Subordinate, 4.00%, 05/01/45	6,500	6,545,441
Series C-1, Class 1, Subordinate, 4.00%, 02/01/42	8,000	8,067,328
Series C-3, Subordinate, 5.00%, 05/01/41	5,000	5,499,190
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	4,150	4,184,167
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(a)	3,055	3,064,498
Series A, 2.88%, 11/15/46	10,550	8,339,501
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/45	4,550	4,578,515
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/40	3,325	3,428,378
Series A, 4.00%, 03/15/42	1,160	1,176,765
Series A, 4.00%, 03/15/43	1,765	1,798,890
Series A, 5.00%, 03/15/45	5,000	5,443,080
Series E, 4.00%, 03/15/44	1,825	1,853,275
New York State Thruway Authority, Refunding RB, 5.00%, 03/15/41	2,500	2,865,638
New York State Urban Development Corp., RB, Series A, 5.00%, 03/15/43	7,500	8,225,437
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	8,300	8,433,871
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,105	1,147,675
AMT, 5.00%, 10/01/40	3,115	3,202,849
Port Authority of New York & New Jersey, ARB
Consolidated, 218th Series, AMT, 5.00%, 11/01/44	2,500	2,695,905
Consolidated, 221st Series, AMT, 4.00%, 07/15/45	3,000	2,983,506

		128,132,169

Ohio — 4.5%
American Municipal Power, Inc., Refunding RB
Series A, 5.00%, 02/15/38	2,375	2,571,619
Series A, 5.00%, 02/15/41	4,000	4,296,820
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	12,860	12,813,704
County of Montgomery Ohio, RB, Catholic Health Services, 5.45%, 10/01/38(b)	11,135	11,654,893
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	4,315	4,315,552
Ohio Turnpike & Infrastructure Commission, Refunding RB
Series A-1, Junior Lien, 5.25%, 02/15/32	1,950	1,987,618
Series A-1, Junior Lien, 5.25%, 02/15/33	2,730	2,781,362

		40,421,568

Security	Par (000)	Value

Oregon — 0.3%
Clackamas Community College District, GO(d)
Series A, 5.00%, 06/15/39	$395	$441,183
Series A, 5.00%, 06/15/40	420	468,116
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	2,800	1,449,448

		2,358,747

Pennsylvania — 7.5%
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	255	206,565
4.00%, 07/01/51	150	118,957
Commonwealth Financing Authority, RB, 5.00%, 06/01/34	2,180	2,385,831
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/34	7,115	7,434,563
AMT, 5.00%, 12/31/38	6,850	7,095,353
AMT, 5.00%, 06/30/42	8,805	9,086,874
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	5,000	4,918,640
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	8,075	8,424,526
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,775	1,889,972
Series A-1, 5.00%, 12/01/41	2,320	2,473,958
Series B, 5.00%, 12/01/40	4,920	5,255,884
Series C, 5.50%, 12/01/33(b)	1,565	1,643,407
Sub-Series B-1, 5.00%, 06/01/42	7,330	7,743,075
Series A, Subordinate, 5.00%, 12/01/44	5,000	5,370,990
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	2,165	2,272,408

		66,321,003

Puerto Rico — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,334	1,329,012
Series A-1, Restructured, 5.00%, 07/01/58	2,007	2,021,416
Series A-2, Restructured, 4.33%, 07/01/40	2,372	2,348,197
Series A-2, Restructured, 4.78%, 07/01/58	214	213,407
Series B-1, Restructured, 4.75%, 07/01/53	1,302	1,294,678
Series B-1, Restructured, 5.00%, 07/01/58	15,757	15,888,839
Series B-2, Restructured, 4.33%, 07/01/40	12,433	12,134,620
Series B-2, Restructured, 4.78%, 07/01/58	1,261	1,250,082
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	13,259	3,831,626

		40,311,877

Rhode Island — 1.2%
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	2,605	2,608,111
Series B, 5.00%, 06/01/50	7,465	7,623,131

		10,231,242

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 6.0%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/40(a)	$2,630	$2,545,293
5.00%, 11/01/43	5,000	5,407,605
South Carolina Jobs-Economic Development Authority, RB, COP
5.00%, 04/01/44	285	286,560
4.00%, 04/01/49	270	216,857
5.00%, 04/01/49	765	765,125
4.00%, 04/01/54	580	454,247
5.00%, 04/01/54	1,385	1,376,564
South Carolina Ports Authority, ARB
AMT, 5.00%, 07/01/38	3,380	3,608,498
AMT, 5.25%, 07/01/50(b)	6,530	7,127,293
South Carolina Public Service Authority, RB
Series A, 4.00%, 12/01/43	3,000	2,893,032
Series A, 5.50%, 12/01/54	11,450	11,859,234
South Carolina Public Service Authority, Refunding RB
5.00%, 12/01/38	5,870	6,032,417
Series B, 5.00%, 12/01/51	3,000	3,202,311
Series B, (AGM-CR), 5.00%, 12/01/56	7,155	7,443,697

		53,218,733

Tennessee — 0.7%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	4,665	4,965,328
New Memphis Arena Public Building Authority, RB, CAB(c)
0.00%, 04/01/38	700	354,483
0.00%, 04/01/39	750	362,093
0.00%, 04/01/40	750	338,056

		6,019,960

Texas — 11.3%
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	1,295	1,296,340
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	710	730,383
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	690	713,268
City of Lubbock Texas Electric Light & Power System Revenue, Refunding RB, 4.00%, 04/15/46	15,000	15,081,045
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/38(b)	1,450	1,477,685
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, 5.00%, 02/01/42	7,450	8,129,894
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	2,745	2,847,240
Grand Parkway Transportation Corp., RB, Series A, 5.00%, 10/01/43	7,940	8,755,597
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/38(b)(c)	9,685	4,781,620
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(c)	5,810	3,047,757
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	1,385	1,384,975
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/39	9,080	9,947,349
Series B, 5.00%, 01/01/40	1,710	1,730,069

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, Refunding RB (continued)
Series B, 5.00%, 01/01/43	$12,355	$13,255,445
San Antonio Public Facilities Corp., Refunding RB(c)
0.00%, 09/15/35	680	358,933
0.00%, 09/15/36	12,195	6,069,927
0.00%, 09/15/37	8,730	4,092,999
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/34	5,000	5,563,240
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	2,095	2,188,383
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	820	813,469
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	3,630	3,676,794
Texas Water Development Board, RB, Series B, 4.00%, 10/15/43	4,315	4,398,659

		100,341,071

Utah — 1.9%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/42	3,490	3,663,812
Series A, AMT, 5.00%, 07/01/43	3,190	3,377,135
Intermountain Power Agency, Refunding RB, Series A, 5.00%, 07/01/44	5,000	5,700,270
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/37	3,475	3,744,830
Utah Charter School Finance Authority, RB(a)
Series A, 5.00%, 06/15/39	190	190,709
Series A, 5.00%, 06/15/49	380	373,409

		17,050,165

Vermont — 0.2%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	2,225	2,200,541

Virginia — 0.3%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,030	2,976,584

Washington — 3.9%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/38	20,000	21,459,800
Series C, AMT, 5.00%, 04/01/40	2,830	2,939,238
Washington Health Care Facilities Authority, RB, Series B, 5.00%, 08/15/44	1,000	1,001,490
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.00%, 08/15/41	9,000	8,814,654

		34,215,182

Wisconsin — 3.8%
Public Finance Authority, RB
4.25%, 06/15/31(a)	270	254,149
5.00%, 06/15/41(a)	895	838,869
5.00%, 06/15/51(a)	590	520,936
5.00%, 10/15/51(a)	650	617,607
Series A, 5.00%, 11/15/41	450	483,188
Series A-1, 5.00%, 01/01/55(a)	1,640	1,540,944
Public Finance Authority, Refunding RB(a)
5.00%, 09/01/39	100	95,180
5.00%, 09/01/49	145	129,474

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB(a) (continued)
5.00%, 09/01/54	$660	$577,645
University of Wisconsin Hospitals & Clinics Refunding RB, 4.00%, 04/01/46	7,000	6,835,934
Wisconsin Health & Educational Facilities Authority, RB, 4.00%, 08/15/46	3,000	2,946,390
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	7,350	8,098,024
Series A, 5.00%, 11/15/36	4,815	5,168,219
Series A, 5.00%, 11/15/39	5,000	5,323,575

		33,430,134

Total Municipal Bonds — 120.2% (Cost: $1,052,618,536)		1,068,806,368

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Arizona — 1.0%
City of Phoenix Civic Improvement Corp., ARB, AMT, Senior Lien, 5.00%, 07/01/43	8,500	9,000,637

California — 4.7%
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42(g)	7,075	7,897,119
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series E, AMT, 5.00%, 05/01/45	14,215	15,222,576
State of California, Refunding GO, 5.25%, 10/01/39	3,000	3,325,354
University of California, Refunding RB, Series Q, 5.00%, 05/15/46	13,395	15,304,489

		41,749,538

Colorado — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43(g)	5,833	6,340,457

Connecticut — 0.5%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,932	4,155,180

District of Columbia — 0.8%
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	6,880	6,920,289

Florida — 3.2%
City of Miami Beach Florida Stormwater Revenue, Refunding RB, 5.00%, 09/01/41	10,000	10,951,616
City of Miami Beach Florida, RB, 5.00%, 09/01/45	8,760	9,269,703
Pinellas County School Board, COP, Series A, 5.00%, 07/01/41	7,880	8,541,455

		28,762,774

Illinois — 5.8%
Illinois Finance Authority, Refunding RB, Series C, 5.00%, 02/15/41	10,000	10,656,586
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	5,833	5,891,367
Series A, 5.00%, 01/01/40	7,621	8,171,487
Series A, 5.00%, 01/01/44	12,000	13,129,668

Security	Par (000)	Value

Illinois (continued)
Illinois State Toll Highway Authority, RB (continued)
Series B, 5.00%, 01/01/40	$2,939	$3,170,763
Series C, 5.00%, 01/01/36	10,000	10,625,413

		51,645,284

Kansas — 1.7%
Wyandotte County Unified School District No.500 Kansas City, GO, Series A, 5.50%, 09/01/26(b)	13,470	15,442,509

Massachusetts — 3.0%
Commonwealth of Massachusetts, GO
Series A, 5.00%, 03/01/46	4,200	4,350,128
Series E, 5.25%, 09/01/43	20,000	22,645,820

		26,995,948

Michigan — 2.1%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	5,591	5,875,104
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 04/15/38	10,000	10,702,835
Series I, 5.00%, 10/15/45	2,410	2,544,062

		19,122,001

Nevada — 2.4%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/43	9,730	10,651,498
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	9,840	10,472,599

		21,124,097

New Jersey — 1.6%
Garden State Preservation Trust, RB, Series A, (AGM), 5.75%, 11/01/28	10,000	11,350,530
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	2,319	2,462,945

		13,813,475

New York — 9.3%
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	9,850	10,147,756
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23(b)	7,296	7,506,729
Series CC, 5.00%, 06/15/47	8,229	8,465,743
Series DD, 5.00%, 06/15/35	4,740	5,024,033
Series EE, 4.00%, 06/15/45	12,500	12,657,593
New York State Dormitory Authority, RB, Series B, 5.00%, 03/15/39	7,622	8,317,946
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/46	7,847	8,816,806
New York State Urban Development Corp., RB, Series A-1, 5.00%, 03/15/43	14,280	14,519,294
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	6,402	6,790,309

		82,246,209

Pennsylvania — 2.0%
Geisinger Authority, Refunding RB, Series A, 4.00%, 06/01/41	15,000	14,966,843
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,562	2,713,665

		17,680,508

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 2.4%
Aldine Independent School District, Refunding GO, (PSF-GTD), 5.00%, 02/15/42	$9,701	$10,620,402
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	9,840	10,501,760

		21,122,162

Virginia — 1.6%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 01/01/28(b)	11,740	13,881,352

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	8,205	9,083,373

Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB
Series A, 5.00%, 11/15/39	12,650	13,468,636
Series A, 5.00%, 04/01/42	2,490	2,505,681

		15,974,317

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.6% (Cost: $406,118,171)		405,060,110

Total Long-Term Investments — 165.8% (Cost: $1,458,736,707)		1,473,866,478

	Shares

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(h)(i)	3,049,916	3,050,831

Total Short-Term Securities — 0.4% (Cost: $3,050,526)		3,050,831

Total Investments — 166.2% (Cost: $1,461,787,233)		1,476,917,309
Other Assets Less Liabilities — 1.2%		10,193,655
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.3)%		(242,209,757)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (40.1)%		(356,093,661)

Net Assets Applicable to Common Shares — 100.0%		$888,807,546

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between January 1, 2026 to June 1, 2026, is $7,980,986. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,428,104	$622,986	(a)	$—	$(564)	$305	$3,050,831	3,049,916	$9,392	$—

(a)	Represents net amount purchased (sold).

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	188	09/21/22	$22,754	$(302,727)
U.S. Long Bond	193	09/21/22	27,665	(949,625)
5-Year U.S. Treasury Note	220	09/30/22	25,023	(222,259)

				$(1,474,611)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,474,611	$—	$1,474,611

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$5,021,230	$—	$5,021,230

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,152,238	$—	$2,152,238

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$88,588,963

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,068,806,368	$—	$1,068,806,368
Municipal Bonds Transferred to Tender Option Bond Trusts	—	405,060,110	—	405,060,110

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$3,050,831	$—	$—	$3,050,831

	$3,050,831	$1,473,866,478	$—	$1,476,917,309

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,474,611)	$—	$—	$(1,474,611)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(241,746,905)	$—	$(241,746,905)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(598,146,905)	$—	$(598,146,905)

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New York — 140.9%

Corporate — 4.3%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35	$420	$447,635
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	5,025	5,877,230
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50	665	640,577
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	320	332,358
AMT, 5.00%, 10/01/40	875	899,677
New York Transportation Development Corp., Refunding ARB
AMT, 2.25%, 08/01/26	1,200	1,146,798
AMT, 3.00%, 08/01/31	1,180	1,094,625
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42	2,710	2,651,521

		13,090,421

County/City/Special District/School District — 28.4%
Battery Park City Authority, RB, 4.00%, 11/01/44	2,280	2,372,917
City of New York, GO
Series A, 5.00%, 08/01/43	1,500	1,665,217
Series C, 5.00%, 08/01/43	385	431,560
Series D, 5.38%, 06/01/32	25	25,067
Series D-1, 4.00%, 03/01/44	620	625,612
Series F-1, 5.00%, 03/01/43	2,000	2,259,712
Series F-1, 4.00%, 03/01/47	1,945	1,952,407
Sub-Series D-1, 5.00%, 08/01/31	1,820	1,879,303
Sub-Series F-1, 5.00%, 04/01/43	930	1,013,374
City of New York, Refunding GO, Series E, 5.50%, 08/01/25	1,180	1,226,545
County of Nassau New York, GO
Series B, (AGM), 5.00%, 07/01/45(a)	1,000	1,093,520
Series C, 5.00%, 10/01/29	500	570,028
County of Nassau New York, Refunding GO, Series C, 5.00%, 10/01/31	1,420	1,611,291
Erie County Industrial Development Agency, Refunding RB, Series A, (SAW), 5.00%, 05/01/28	565	617,883
Haverstraw-Stony Point Central School District, GO, (AGM SAW), 5.00%, 10/15/36(b)	120	124,774
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	2,440	2,649,467
Series A, 5.00%, 02/15/42	2,255	2,428,570
New York City Industrial Development Agency, RB(c)
(AGC), 0.00%, 03/01/35	500	315,766
(AGC), 0.00%, 03/01/42	3,710	1,660,741
(AGC), 0.00%, 03/01/45	2,000	771,456
New York City Industrial Development Agency, RB, CAB, (AGC), 0.00%, 03/01/39(c)	1,000	518,913
New York City Industrial Development Agency, Refunding RB
4.00%, 03/01/45	6,000	5,838,150
(AGM), 4.00%, 03/01/45	360	359,761
(AGM), 3.00%, 03/01/49	4,750	3,773,067
Series A, AMT, 5.00%, 07/01/28	1,125	1,126,677
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D-1, 5.00%, 02/01/32	5,000	5,239,020
Sub-Series A-3, 4.00%, 08/01/43	1,035	1,043,940

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Sub-Series B-1, 5.00%, 11/01/35	$425	$447,900
Sub-Series B-1, 5.00%, 11/01/36	340	357,907
Sub-Series E-1, 5.00%, 02/01/39	1,015	1,113,265
Sub-Series E-1, 5.00%, 02/01/42	670	671,494
Sub-Series E-1, 5.00%, 02/01/43	3,600	3,876,070
Subordinate, 4.00%, 05/01/39	2,045	2,109,640
Series A-2, Subordinate, 5.00%, 08/01/38	2,545	2,794,759
Series C-1, Subordinate, 4.00%, 02/01/51	2,000	2,001,802
Series C-3, Subordinate, 5.00%, 05/01/41	2,445	2,689,104
Series F-1, Subordinate, 5.00%, 02/01/44	1,000	1,127,179
Series F-1, Subordinate, 4.00%, 02/01/51	1,880	1,882,790
Series F-1, Subordinate, 5.00%, 02/01/51	540	602,375
New York Convention Center Development Corp., RB, CAB(c)
Series A, Senior Lien, 0.00%, 11/15/47	3,000	990,309
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	4,000	810,880
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	5,755	6,105,526
5.00%, 11/15/45	7,290	7,660,062
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	4,390	3,795,708
Series 1, Class 1, 5.00%, 11/15/44	4,545	4,559,130
Series 2, Class 2, 5.38%, 11/15/40(a)	680	693,378

		87,484,016

Education — 17.6%
Albany Capital Resource Corp., Refunding RB
4.00%, 07/01/41	595	479,538
4.00%, 07/01/51	615	453,757
Series A, 5.00%, 12/01/33	175	183,862
Series A, 4.00%, 12/01/34	130	130,946
Amherst Development Corp., Refunding RB
5.00%, 10/01/43	535	553,802
5.00%, 10/01/48	410	419,857
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	345	360,256
Build NYC Resource Corp., RB
5.00%, 02/01/33(a)	405	411,613
5.75%, 02/01/49(a)	455	464,050
Series A, 4.00%, 06/15/31(a)	350	342,962
Series A, 5.13%, 05/01/38	660	664,964
Series A, 5.50%, 05/01/48(a)	270	274,019
Build NYC Resource Corp., Refunding RB
5.00%, 06/01/33	300	321,261
5.00%, 06/01/35	350	373,457
5.00%, 06/01/40	690	723,560
5.00%, 08/01/47	135	141,331
5.00%, 11/01/47	515	620,419
Series A, 5.00%, 06/01/38	750	784,225
County of Cattaraugus New York, RB
5.00%, 05/01/34(a)	170	176,534
5.00%, 05/01/39	125	129,243
Dobbs Ferry Local Development Corp., RB
5.00%, 07/01/39	1,000	1,029,300
5.00%, 07/01/44	500	512,145
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	450	483,633
5.00%, 07/01/48	680	725,762

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2022	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Dutchess County Local Development Corp., RB (continued)
4.00%, 07/01/49	$3,000	$2,928,306
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	755	804,976
4.00%, 07/01/46	1,430	1,414,966
Geneva Development Corp., RB, 5.25%, 09/01/23(b)	900	934,671
Hempstead Town Local Development Corp., Refunding RB
5.00%, 10/01/34	310	327,601
5.00%, 10/01/35	935	987,049
4.00%, 07/01/37	220	225,592
5.00%, 07/01/47	320	343,163
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(b)	960	989,750
Series A, 4.00%, 07/01/50	3,255	3,229,054
New York State Dormitory Authority, RB
1st Series, (AMBAC), 5.50%, 07/01/40	1,440	1,766,020
Series A, 5.25%, 01/01/34	2,000	2,081,116
Series A, 5.50%, 01/01/39	2,000	2,073,986
Series A, 5.00%, 07/01/43	1,260	1,382,321
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/44(b)	2,130	2,193,493
Series A, 5.25%, 07/01/23(b)	2,820	2,913,769
Series A, 5.00%, 07/01/24(b)	500	530,324
Series A, 5.00%, 07/01/33	530	569,590
Series A, 5.00%, 07/01/34(b)	250	268,570
Series A, 5.00%, 07/01/35	3,445	3,650,966
Series A, 5.00%, 07/01/37	835	878,322
Series A, 5.00%, 07/01/38	255	277,807
Series A, 5.00%, 07/01/43	2,960	3,063,115
Onondaga County Trust for Cultural Resources, Refunding RB, 5.00%, 05/01/40	1,065	1,142,973
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	540	540,819
Series A, 5.00%, 07/01/42	335	335,509
Schenectady County Capital Resource Corp., Refunding RB
5.00%, 07/01/32	415	487,385
5.25%, 07/01/52	715	799,304
Troy Capital Resource Corp., Refunding RB
4.00%, 08/01/35	890	898,613
5.00%, 09/01/36	1,850	2,045,314
4.00%, 09/01/40	1,285	1,271,513
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37(b)	1,105	1,166,757
Series A, 5.00%, 07/01/41	500	523,096
Yonkers Economic Development Corp., RB, Series A, 5.00%, 10/15/54(b)	300	300,497
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	70	71,313
Series A, 5.00%, 10/15/50	115	115,537

		54,293,653

Health — 7.0%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	500	517,115

Security	Par (000)	Value

Health (continued)
Build NYC Resource Corp., RB
5.25%, 07/01/37	$1,010	$995,584
5.50%, 07/01/47	620	608,426
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	2,150	2,049,685
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	305	270,137
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41(b)	600	577,173
5.00%, 12/01/46	960	991,474
Series A, 5.00%, 12/01/37	1,100	1,105,225
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	530	490,731
Series A, 5.00%, 12/01/32	420	423,433
New York State Dormitory Authority, RB, Series D, 4.25%, 05/01/39	1,000	1,000,104
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/39	1,165	1,022,297
4.25%, 05/01/52	3,000	3,009,396
Series A, 5.00%, 05/01/43	3,430	3,552,362
Catholic Health Services, 4.00%, 07/01/38	890	808,239
Oneida County Local Development Corp., Refunding RB
(AGM), 3.00%, 12/01/44(a)	1,800	1,588,203
(AGM), 4.00%, 12/01/49	1,100	1,121,564
Suffolk County Economic Development Corp., RB,
Series C, Catholic Health Services, 5.00%, 07/01/32	530	558,995
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	110	111,717
Westchester County Healthcare Corp., Refunding RB, Series B, Senior Lien, 6.00%, 11/01/30	85	85,203
Westchester County Local Development Corp., Refunding RB, 5.00%, 07/01/46	920	813,211

		21,700,274

Housing — 8.7%
New York City Housing Development Corp., RB, M/F Housing
3.15%, 11/01/44	250	219,016
Series B-1, 5.00%, 07/03/23(b)	1,300	1,340,233
Series B-1, 5.25%, 07/03/23(b)	3,720	3,843,533
Series C-1A, 4.20%, 11/01/44	1,000	1,001,665
Series F-1, (FHA), 2.50%, 11/01/51	5,000	3,746,800
New York City Housing Development Corp., Refunding RB, M/F Housing
Series B-1-A, 3.65%, 11/01/49	1,555	1,417,832
Series D-A1, (FHA), 2.30%, 11/01/45	2,665	1,950,487
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC SONYMA, FNMA, GNMA), 4.00%, 11/01/42	110	110,318
Series E, (SONYMA FNMA), 4.15%, 11/01/47	1,485	1,464,412
Series G, (SONYMA), 2.60%, 11/01/46	6,000	4,515,162
Series H, 4.25%, 11/01/51	1,000	1,004,142
Series J-1, (SONYMA HUD SECT 8), 2.88%, 11/01/56	2,750	2,127,367
Series M-1, (SONYMA), 2.65%, 11/01/54	1,600	1,197,958
Series P, 3.15%, 11/01/54	1,420	1,163,477
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.70%, 10/01/47	2,000	1,563,188

		26,665,590

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State — 12.3%
New York City Transitional Finance Authority Building Aid Revenue, RB, Sub-Series S-1B, (SAW), 4.00%, 07/15/42	$1,500	$1,524,857
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	5,715	5,773,293
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/36	1,905	2,089,654
Series A, 5.00%, 03/15/39	760	831,416
Series A, 5.00%, 02/15/42	2,250	2,425,081
Series A, 5.00%, 03/15/43	265	288,999
Series B, 5.00%, 03/15/38	560	610,992
Series B, 5.00%, 03/15/39	960	1,047,703
Series C, 4.00%, 03/15/45	1,225	1,236,744
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39	3,045	3,452,454
Series A, 4.00%, 03/15/43	2,500	2,528,245
Series A, 4.00%, 03/15/46	1,100	1,111,347
Series A, 4.00%, 03/15/47	3,465	3,487,211
Series E, 5.00%, 03/15/41	2,200	2,419,683
New York State Urban Development Corp., RB
Series C, 5.00%, 03/15/30	1,885	1,922,202
Series C, 5.00%, 03/15/32	2,000	2,038,508
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/46	5,000	5,031,905

		37,820,294

Tobacco — 3.6%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	400	402,936
5.00%, 06/01/48	550	551,632
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41	1,400	1,405,893
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	430	432,619
Series A-2-B, 5.00%, 06/01/51	2,340	2,354,882
Series C, 4.00%, 06/01/51	2,250	1,974,229
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	250	259,797
5.25%, 05/15/40	630	648,792
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	910	955,879
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42(a)	985	1,003,830
Sub-Series C, 5.13%, 06/01/51	1,225	1,239,427

		11,229,916

Transportation — 37.5%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	1,015	1,077,588
Metropolitan Transportation Authority, RB(b)
Series A-1, 5.25%, 11/15/23	1,080	1,129,268
Series E, 5.00%, 11/15/38	5,650	5,751,203
Metropolitan Transportation Authority, Refunding RB
Series A, 4.00%, 11/15/51	8,335	8,188,921
Series A-1, 5.25%, 11/15/57	1,000	1,044,759
Series B, 5.00%, 11/15/37	1,000	1,051,215
Series D, 5.25%, 11/15/23(b)	1,660	1,735,726

Security	Par (000)	Value

Transportation (continued)
Metropolitan Transportation Authority, Refunding RB (continued)
Series F, 5.00%, 11/15/30(b)	$3,500	$3,525,624
Sub-Series B-1, 5.00%, 11/15/31	1,500	1,560,249
Sub-Series B-1, 5.00%, 11/15/51	480	505,255
Sub-Series B-2, 4.00%, 11/15/34	1,750	1,821,442
Sub-Series C-1, 5.00%, 11/15/34	1,860	1,947,366
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,160	5,267,240
New York Liberty Development Corp., Refunding RB
Series 1, 4.00%, 02/15/43	2,385	2,377,430
Series 1, 2.75%, 02/15/44	3,125	2,474,334
Series A, 3.00%, 11/15/51(a)	8,795	6,841,076
New York State Bridge Authority, RB, Series A, 4.00%, 01/01/46	1,050	1,061,597
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	365	383,481
Series A, Junior Lien, 5.25%, 01/01/56	1,130	1,184,209
New York State Thruway Authority, Refunding RB
Series J, 5.00%, 01/01/41	2,500	2,590,918
Series K, 5.00%, 01/01/32	3,325	3,567,173
Series L, 5.00%, 01/01/33	90	101,510
Series L, 5.00%, 01/01/34	140	157,001
Series L, 5.00%, 01/01/35	170	189,489
Series B, Subordinate, 4.00%, 01/01/45	1,300	1,267,395
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/36	5,000	5,380,950
AMT, 4.00%, 12/01/42	5,000	4,686,160
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,100	1,038,040
Series A, AMT, 5.00%, 07/01/41	1,040	1,054,285
Series A, AMT, 5.00%, 07/01/46	1,270	1,285,893
Series A, AMT, 5.25%, 01/01/50	7,895	8,022,338
New York Transportation Development Corp., RB, AMT, 4.00%, 04/30/53	2,000	1,743,240
Port Authority of New York & New Jersey, ARB, Consolidated, 220th Series, AMT, 4.00%, 11/01/59	2,320	2,209,468
Port Authority of New York & New Jersey, Refunding ARB
Series 179, 5.00%, 12/01/38	820	851,096
178th Series, AMT, 5.00%, 12/01/43	930	951,530
195th Series, AMT, 5.00%, 04/01/36	750	806,484
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	1,120	1,107,985
Series 178th, AMT, 5.00%, 12/01/33	750	771,123
Series 231st, AMT, 5.50%, 08/01/47	3,000	3,422,301
State of New York Mortgage Agency, Refunding RB, Series B, Subordinate, 4.00%, 01/01/53	675	643,988
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 5.25%, 05/15/52	1,035	1,193,420
Series A, 5.25%, 05/15/57	360	408,933
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/42	1,000	1,082,803
Series A, 4.00%, 11/15/54	8,055	8,066,494
Series B, 5.00%, 11/15/40	870	930,555
Series B, 5.00%, 11/15/45	310	328,120
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/29	810	831,619
Series A, 5.25%, 11/15/45	1,330	1,419,045
Series A, 5.00%, 11/15/50	1,000	1,043,316

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2022	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB (continued)
Series A-1, 4.00%, 05/15/46	$7,000	$7,043,771
Series B, 5.00%, 11/15/38	725	792,886
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(c)	2,335	1,669,558

		115,586,870

Utilities — 21.5%
Long Island Power Authority, RB
(AGM), 0.00%, 06/01/28(c)	3,515	3,009,582
5.00%, 09/01/36	340	386,327
5.00%, 09/01/38	3,375	3,855,445
5.00%, 09/01/42	290	318,275
5.00%, 09/01/47	1,640	1,788,914
Series C, (AGC), 5.25%, 09/01/29	4,000	4,677,276
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/46	515	563,208
New York City Municipal Water Finance Authority, RB
Series DD, 5.25%, 06/15/47	245	266,766
Series GG, 4.00%, 06/15/50	5,000	5,019,160
New York City Municipal Water Finance Authority, Refunding RB
4.00%, 06/15/40	1,825	1,856,052
Series EE, 5.00%, 06/15/40	700	771,207
Series EE, 4.00%, 06/15/45	1,220	1,235,382
Series HH, 5.00%, 06/15/39	3,500	3,779,436
New York City Water & Sewer System, RB
Series AA-1, 3.00%, 06/15/51	605	515,767
Series AA-1, 4.00%, 06/15/51	8,965	9,021,336
Series BB-1, 3.00%, 06/15/50	4,395	3,753,515
New York City Water & Sewer System, Refunding RB
Sub-Series AA-1, 4.00%, 06/15/50	1,000	1,009,586
Sub-Series FF-2, Subordinate, 4.00%, 06/15/41	455	462,338
New York Power Authority, RB, (AGM), 4.00%, 11/15/61	10,000	10,148,620
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/50	2,000	1,999,422
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40(d)	635	680,532
Series B, Subordinate, 5.00%, 06/15/48	1,760	1,952,655
New York State Environmental Facilities Corp., Refunding RB, 4.00%, 06/15/47	3,110	3,144,397
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	5,690	5,916,064
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/25(b)	250	271,885

		66,403,147

Total Municipal Bonds in New York		434,274,181

Puerto Rico — 5.6%

State — 5.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,731	1,724,528
Series A-1, Restructured, 5.00%, 07/01/58	7,731	7,786,532
Series A-2, Restructured, 4.33%, 07/01/40	3,004	2,973,855
Series A-2, Restructured, 4.78%, 07/01/58	1,544	1,539,723

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-1, Restructured, 4.75%, 07/01/53	$130	$129,269
Series B-2, Restructured, 4.78%, 07/01/58	126	124,909
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,916	1,709,623

		15,988,439

Tobacco — 0.4%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	1,385	1,407,578

Total Municipal Bonds in Puerto Rico		17,396,017

Total Municipal Bonds — 146.5% (Cost: $460,206,090)		451,670,198

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 25.0%

County/City/Special District/School District — 3.3%
City of New York, GO
Series BB, 5.00%, 03/01/36	2,250	2,361,278
Series D, 5.00%, 12/01/43(f)	4,000	4,413,140
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,790	1,844,994
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, 5.00%, 05/01/38	1,424	1,561,560

		10,180,972

Education — 1.4%
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	4,038	4,171,461

Housing — 1.7%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	5,248	5,297,036

State — 2.9%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/32	1,000	1,136,200
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/49	3,300	3,297,008
Series C, 5.00%, 03/15/39	1,000	1,094,195
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/47	3,503	3,534,052

		9,061,455

Transportation — 8.5%
New York State Thruway Authority, Refunding RB(f)
Series B, Subordinate, 4.00%, 01/01/45	5,998	5,847,786
Series B, Subordinate, 4.00%, 01/01/53	4,489	4,282,734
Port Authority of New York & New Jersey, Refunding ARB
194th Series, 5.25%, 10/15/55	2,925	3,078,306
Consolidated, Series 211, 5.00%, 09/01/48	4,760	5,112,740
Series 221, AMT, 4.00%, 07/15/55	2,860	2,755,281
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46	3,000	3,189,311
Series C-2, 5.00%, 11/15/42	1,665	1,816,755

		26,082,913

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 7.2%
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	$7,126	$7,097,106
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	3,000	3,285,717
Series B, 4.00%, 12/15/35	840	865,816
Series TE, Restructured, 5.00%, 12/15/41	10,587	11,007,423

		22,256,062

Total Municipal Bonds in New York		77,049,899

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.0% (Cost: $77,862,475)		77,049,899

Total Long-Term Investments — 171.5% (Cost: $538,068,565)		528,720,097

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.97%(g)(h)	694,571	694,571

Total Short-Term Securities — 0.2% (Cost: $694,571)		694,571

Total Investments — 171.7% (Cost: $538,763,136)		529,414,668
Other Assets Less Liabilities — 1.0%		2,933,774
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.6)%		(44,986,229)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (58.1)%		(179,054,542)

Net Assets Applicable to Common Shares — 100.0%		$308,307,671

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 1, 2026 to January 1, 2028, is $9,310,547. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$8,503,848	$—	$(7,809,277	)(a)	$—	$—	$694,571	694,571	$4,427	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2022	BlackRock New York Municipal Income Trust (BNY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	175	09/21/22	$21,180	$(459,091)
U.S. Long Bond	230	09/21/22	32,969	(1,106,358)
5-Year U.S. Treasury Note	174	09/30/22	19,791	(220,111)

				$(1,785,560)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,785,560	$—	$1,785,560

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,310,763	$—	$4,310,763

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(673,185)	$—	$(673,185)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$54,952,791

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$451,670,198	$—	$451,670,198
Municipal Bonds Transferred to Tender Option Bond Trusts	—	77,049,899	—	77,049,899

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock New York Municipal Income Trust (BNY)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$694,571	$—	$—	$694,571

	$694,571	$528,720,097	$—	$529,414,668

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts.	$(1,785,560)	$—	$—	$(1,785,560)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(44,906,639)	$—	$(44,906,639)
VRDP Shares at Liquidation Value	—	(179,400,000)	—	(179,400,000)

	$—	$(224,306,639)	$—	$(224,306,639)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Statements of Assets and Liabilities

July 31, 2022

	MUJ	MIY	MYN	MPA

ASSETS
Investments, at value — unaffiliated(a)	$1,198,049,542	$668,589,101	$779,220,968	$303,069,110
Investments, at value — affiliated(b)	42,316,790	2,981,267	—	3,965,312
Cash	—	—	570,875	—
Cash pledged for futures contracts	1,634,000	—	1,709,000	471,000
Receivables:
Investments sold	1,111,410	—	410,000	850,186
Dividends — affiliated	29,218	912	883	3,823
Interest — unaffiliated	8,975,804	7,127,714	7,271,332	2,986,576
From the Manager	258,779	—	—	—
Prepaid expenses	134,867	138,054	243,082	110,993

Total assets	1,252,510,410	678,837,048	789,426,140	311,457,000

ACCRUED LIABILITIES
Bank overdraft	28,125	—	—	—
Payables:
Investments purchased	—	3,355,326	1,080,000	375,000
Accounting services fees	128,592	72,021	83,330	41,289
Custodian fees	10,913	4,852	7,220	5,594
Income dividend distributions — Common Shares	3,433,667	1,652,892	1,603,257	732,345
Interest expense and fees	178,480	91,186	108,327	84,752
Investment advisory fees	1,006,237	549,977	568,412	243,428
Directors’ and Officer’s fees	32,806	3,424	293,976	11,584
Other accrued expenses	15,951	11,913	7,669	10,165
Professional fees	68,437	62,291	86,433	50,842
Transfer agent fees	20,703	18,169	18,195	13,935
Variation margin on futures contracts	57,205	—	63,959	17,032

Total accrued liabilities	4,981,116	5,822,051	3,920,778	1,585,966

OTHER LIABILITIES
TOB Trust Certificates	90,838,274	41,267,055	58,178,643	42,183,181
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	416,311,439	231,542,005	247,457,601	82,355,517

Total other liabilities	507,149,713	272,809,060	305,636,244	124,538,698

Total liabilities	512,130,829	278,631,111	309,557,022	126,124,664

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$740,379,581	$400,205,937	$479,869,118	$185,332,336

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$769,236,507	$418,193,158	$523,105,194	$194,126,437
Accumulated loss	(28,856,926)	(17,987,221)	(43,236,076)	(8,794,101)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$740,379,581	$400,205,937	$479,869,118	$185,332,336

Net asset value per Common Share	$13.58	$13.56	$12.12	$13.92

(a) Investments, at cost — unaffiliated	$1,200,744,826	$676,131,333	$788,677,809	$306,032,913
(b) Investments, at cost — affiliated	$42,306,607	$2,981,172	$—	$3,964,399
(c) Preferred Shares outstanding	4,171	2,319	2,477	826
(d) Preferred Shares authorized	12,291	8,919	14,637	1,000,000
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.05
(f) Shares outstanding	54,502,648	29,515,920	39,586,584	13,315,371
(g) Shares authorized	199,987,709	199,991,081	199,985,363	Unlimited
(h) Par value	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

July 31, 2022

	MYI	BNY

ASSETS
Investments, at value — unaffiliated(a)	$1,473,866,478	$528,720,097
Investments, at value — affiliated(b)	3,050,831	694,571
Cash	—	585
Cash pledged for futures contracts	1,385,000	1,229,000
Receivables:
Investments sold	—	275,000
Dividends — affiliated	3,021	774
Interest — unaffiliated	14,409,620	5,235,964
Prepaid expenses	319,681	21,641

Total assets	1,493,034,631	536,177,632

ACCRUED LIABILITIES
Payables:
Investments purchased	340,857	2,017,111
Accounting services fees	120,879	64,215
Custodian fees	10,118	5,715
Income dividend distributions — Common Shares	3,509,760	1,145,651
Interest expense and fees	462,852	79,590
Investment advisory fees	1,210,685	435,273
Directors’ and Officer’s fees	509,629	58,173
Other accrued expenses	6,511	17,468
Professional fees	123,590	49,653
Transfer agent fees	41,482	20,245
Variation margin on futures contracts	50,156	15,686

Total accrued liabilities	6,386,519	3,908,780

OTHER LIABILITIES
TOB Trust Certificates	241,746,905	44,906,639
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	356,093,661	179,054,542

Total other liabilities	597,840,566	223,961,181

Total liabilities	604,227,085	227,869,961

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$888,807,546	$308,307,671

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$885,282,407	$336,999,704
Accumulated earnings (loss)	3,525,139	(28,692,033)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$888,807,546	$308,307,671

Net asset value per Common Share	$13.04	$12.51

(a) Investments, at cost — unaffiliated	$1,458,736,707	$538,068,565
(b) Investments, at cost — affiliated	$3,050,526	$694,571
(c) Preferred Shares outstanding	3,564	1,794
(d) Preferred Shares authorized	26,364	Unlimited
(e) Par value per Preferred Share	$0.10	$0.001
(f) Common Shares outstanding	68,150,681	24,637,649
(g) Common Shares authorized	199,973,636	Unlimited
(h) Par value per Common Share	$0.10	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Operations

Year Ended July 31, 2022

	MUJ	MIY	MYN	MPA

INVESTMENT INCOME
Dividends — affiliated	$59,102	$3,540	$4,295	$10,244
Interest — unaffiliated	33,373,811	25,109,744	29,133,134	11,116,432

Total investment income	33,432,913	25,113,284	29,137,429	11,126,676

EXPENSES
Investment advisory	4,571,501	3,479,996	4,272,095	1,607,968
Reorganization	357,561	—	—	—
Accounting services	132,953	108,279	125,562	61,972
Transfer agent	34,579	32,978	34,946	26,159
Liquidity fees	29,774	—	1,802,610	601,112
Remarketing fees on Preferred Shares	29,233	—	112,663	37,569
Directors and Officer	25,370	25,236	13,688	11,961
Custodian	13,904	7,584	11,842	9,818
Registration	10,107	9,912	13,308	8,195
Miscellaneous	183,880	161,742	180,454	151,963

Total expenses excluding interest expense, fees and amortization of offering costs	5,388,862	3,825,727	6,567,168	2,516,717
Interest expense, fees and amortization of offering costs(a)	4,308,541	3,400,162	1,865,303	794,055

Total expenses	9,697,403	7,225,889	8,432,471	3,310,772
Less:
Fees waived and/or reimbursed by the Manager	(172,484)	(1,125)	(173)	(2,170)

Total expenses after fees waived and/or reimbursed	9,524,919	7,224,764	8,432,298	3,308,602

Net investment income	23,907,994	17,888,520	20,705,131	7,818,074

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,469,652)	(2,128,449)	(10,515,357)	(1,110,132)
Investments — affiliated	2,245	152	—	688
Futures contracts	305,146	—	5,697,580	858,639

	(9,162,261)	(2,128,297)	(4,817,777)	(250,805)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(75,502,198)	(69,270,316)	(93,724,357)	(35,016,410)
Investments — affiliated	10,183	(874)	—	913
Futures contracts	(632,873)	—	(1,921,205)	44,621

	(76,124,888)	(69,271,190)	(95,645,562)	(34,970,876)

Net realized and unrealized loss	(85,287,149)	(71,399,487)	(100,463,339)	(35,221,681)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(61,379,155)	$(53,510,967)	$(79,758,208)	$(27,403,607)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations   (continued)

Year Ended July 31, 2022

	MYI	BNY

INVESTMENT INCOME
Dividends — affiliated	$9,392	$4,427
Interest — unaffiliated	55,755,573	20,151,496

Total investment income	55,764,965	20,155,923

EXPENSES
Investment advisory	7,862,488	3,186,506
Liquidity fees	2,593,662	18,272
Accounting services	183,287	103,900
Remarketing fees on Preferred Shares	162,104	17,940
Transfer agent	63,058	23,378
Directors and Officer	25,651	20,077
Registration	22,902	18,966
Custodian	15,906	8,613
Miscellaneous	206,141	107,139

Total expenses excluding interest expense, fees and amortization of offering costs	11,135,199	3,504,791
Interest expense, fees and amortization of offering costs(a)	3,963,059	2,573,032

Total expenses	15,098,258	6,077,823
Less:
Fees waived and/or reimbursed by the Manager	(3,018)	(137)

Total expenses after fees waived and/or reimbursed	15,095,240	6,077,686

Net investment income	40,669,725	14,078,237

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,645,896)	(7,588,959)
Investments — affiliated	(564)	—
Futures contracts	5,021,230	4,310,763

	1,374,770	(3,278,196)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(179,285,795)	(63,262,444)
Investments — affiliated	305	—
Futures contracts	2,152,238	(673,185)

	(177,133,252)	(63,935,629)

Net realized and unrealized loss	(175,758,482)	(67,213,825)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(135,088,757)	$(53,135,588)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Changes in Net Assets

	MUJ		MIY

	Year Ended July 31,		Year Ended July 31,

	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$23,907,994	$22,057,671	$17,888,520	$20,189,799
Net realized gain (loss)	(9,162,261)	1,383,050	(2,128,297)	325,842
Net change in unrealized appreciation (depreciation)	(76,124,888)	12,798,349	(69,271,190)	3,731,074

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(61,379,155)	36,239,070	(53,510,967)	24,246,715

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(27,360,522)	(22,445,028)	(19,830,765)	(19,535,312)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	338,609,074	—	—	—
Reinvestment of common distributions	407,537	—	84,162	—
Redemption of common shares	(571)	—	—	—

Net increase in net assets derived from capital share transactions	339,016,040	—	84,162	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	250,276,363	13,794,042	(73,257,570)	4,711,403
Beginning of year	490,103,218	476,309,176	473,463,507	468,752,104

End of year	$740,379,581	$490,103,218	$400,205,937	$473,463,507

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MYN		MPA

	Year Ended July 31,		Year Ended July 31,

	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$20,705,131	$23,929,931	$7,818,074	$9,126,228
Net realized gain (loss)	(4,817,777)	338,529	(250,805)	777,507
Net change in unrealized appreciation (depreciation)	(95,645,562)	8,165,370	(34,970,876)	6,126,035

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(79,758,208)	32,433,830	(27,403,607)	16,029,770

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(23,593,604)	(24,068,643)	(8,786,444)	(8,782,520)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	138,459	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	(18,678)

Net increase (decrease) in net assets derived from capital share transactions	—	—	138,459	(18,678)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(103,351,812)	8,365,187	(36,051,592)	7,228,572
Beginning of year	583,220,930	574,855,743	221,383,928	214,155,356

End of year	$479,869,118	$583,220,930	$185,332,336	$221,383,928

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets (continued)

	MYI		BNY

	Year Ended July 31,		Year Ended July 31,

	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$40,669,725	$43,785,860	$14,078,237	$10,829,434
Net realized gain (loss)	1,374,770	5,148,927	(3,278,196)	1,054,844
Net change in unrealized appreciation (depreciation)	(177,133,252)	33,726,183	(63,935,629)	5,496,520

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(135,088,757)	82,660,970	(53,135,588)	17,380,798

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(42,117,121)	(41,163,011)	(15,550,539)	(11,402,477)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	—	—	174,624,251
Reinvestment of common distributions	—	—	349,246	197,657
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	(129)

Net increase in net assets derived from capital share transactions	—	—	349,246	174,821,779

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(177,205,878)	41,497,959	(68,336,881)	180,800,100
Beginning of year	1,066,013,424	1,024,515,465	376,644,552	195,844,452

End of year	$888,807,546	$1,066,013,424	$308,307,671	$376,644,552

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended July 31, 2022

	MUJ	MIY	MYN	MPA

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(61,379,155)	$(53,510,967)	$(79,758,208)	$(27,403,607)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	226,526,246	152,154,652	279,398,058	64,132,588
Purchases of long-term investments	(185,484,814)	(156,051,928)	(259,630,538)	(59,859,262)
Net proceeds from sales (purchases) of short-term securities	(19,966,957)	(127,213)	20,584,473	(3,837,805)
Amortization of premium and accretion of discount on investments and other fees	1,924,977	5,309,856	5,422,184	1,467,964
Net realized loss on investments	9,467,407	2,128,297	10,515,357	1,109,444
Net unrealized depreciation on investments	75,492,015	69,271,190	93,724,357	35,015,497
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(28,975)	(866)	(776)	(3,804)
From the Manager	(258,779)	—	—	—
Interest — unaffiliated	2,864,674	234,431	723,385	24,246
Prepaid expenses	(71,224)	5,380	(48,612)	(26,487)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	25,653	(27,631)	(33,823)	(16,456)
Custodian fees	3,894	(1,733)	(841)	1,856
Interest expense and fees	160,536	76,655	87,869	73,151
Investment advisory fees	342,337	239,778	171,514	98,797
Directors’ and Officer’s fees	(4,369)	196	(91,925)	(1,125)
Other accrued expenses	(181,824)	(895)	(187,063)	(62,585)
Professional fees	18,254	12,792	16,801	8,187
Transfer agent fees	1,690	(1,205)	(3,629)	(737)
Variation margin on futures contracts	(36,125)	—	(122,057)	(32,848)

Net cash provided by operating activities	49,415,461	19,710,789	70,766,526	10,687,014

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(26,922,586)	(19,746,245)	(24,029,056)	(8,647,517)
Repayments of TOB Trust Certificates	(27,849,179)	(5,000,000)	(53,392,743)	(1,828,403)
Repayments of Loan for TOB Trust Certificates	—	—	(1,776,489)	—
Net payments on redemption of capital shares including change in redemptions payable	(571)	—	—	—
Proceeds from TOB Trust Certificates	4,671,366	5,000,000	7,998,769	—
Proceeds from Loan for TOB Trust Certificates	—	—	1,776,489	—
Increase in bank overdraft	28,125	—	—	—
Amortization of deferred offering costs	24,911	35,456	51,494	20,749

Net cash used for financing activities	(50,047,934)	(19,710,789)	(69,371,536)	(10,455,171)

CASH
Net increase (decrease) in restricted and unrestricted cash	(632,473)	—	1,394,990	231,843
Restricted and unrestricted cash at beginning of year	2,266,473	—	884,885	239,157

Restricted and unrestricted cash at end of year	$1,634,000	$—	$2,279,875	$471,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$4,123,094	$3,288,051	$1,725,940	$700,155

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$407,537	$84,162	$—	$138,459

Fair value of investments acquired through reorganization	563,940,361	—	—	—

Net proceeds from the issuance of common shares due to reorganization	338,609,074	—	—	—

Net proceeds from the issuance of preferred shares due to reorganization	180,000,000	—	—	—

F I N A N C I A L S T A T E M E N T S	71

Statements of Cash Flows   (continued)

Year Ended July 31, 2022

	MUJ	MIY	MYN	MPA

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$570,875	$—
Cash pledged
Futures contracts	1,634,000	—	1,709,000	471,000

	$1,634,000	$—	$2,279,875	$471,000

See notes to financial statements.

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows   (continued)

Year Ended July 31, 2022

	MYI	BNY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(135,088,757)	$(53,135,588)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	235,363,849	210,712,409
Purchases of long-term investments	(250,717,713)	(196,738,881)
Net proceeds from sales (purchases) of short-term securities	(622,986)	7,809,277
Amortization of premium and accretion of discount on investments and other fees	6,353,556	3,427,163
Net realized loss on investments	3,646,460	7,588,959
Net unrealized depreciation on investments	179,285,490	63,262,444
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(3,006)	(703)
From the Manager	—	180,344
Interest — unaffiliated	845,151	300,167
Prepaid expenses	(70,440)	20,906
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(44,493)	(35,031)
Custodian fees	(3,188)	(2,366)
Interest expense and fees	408,704	66,255
Investment advisory fees	505,934	141,712
Directors’ and Officer’s fees	(158,027)	(14,121)
Other accrued expenses	(271,261)	(25,823)
Professional fees	18,739	(21,972)
Transfer agent fees	(4,219)	20,245
Variation margin on futures contracts	(311,018)	(104,753)

Net cash provided by operating activities	39,132,775	43,450,643

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(42,117,121)	(15,446,354)
Repayments of TOB Trust Certificates	(17,743,565)	(31,439,905)
Repayments of Loan for TOB Trust Certificates	—	(443,289)
Proceeds from TOB Trust Certificates	20,313,169	4,073,289
Proceeds from Loan for TOB Trust Certificates	—	443,289
Amortization of deferred offering costs	80,902	19,207

Net cash used for financing activities	(39,466,615)	(42,793,763)

CASH
Net increase (decrease) in restricted and unrestricted cash	(333,840)	656,880
Restricted and unrestricted cash at beginning of year	1,718,840	572,705

Restricted and unrestricted cash at end of year	$1,385,000	$1,229,585

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,473,453	$2,487,570

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$349,246

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$585
Cash pledged
Futures contracts	1,385,000	1,229,000

	$1,385,000	$1,229,585

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Financial Highlights

(For a share outstanding throughout each period)

	MUJ

	Year Ended July 31,

	2022		2021	2020	2019	2018

Net asset value, beginning of year	$16.29		$15.83	$15.95	$15.28	$15.57

Net investment income(a)	0.64		0.73	0.69	0.66	0.71
Net realized and unrealized gain (loss)	(2.59)		0.48	(0.16)	0.64	(0.26)

Net increase (decrease) from investment operations	(1.95)		1.21	0.53	1.30	0.45

Distributions to Common Shareholders from net investment income(b)	(0.76)		(0.75)	(0.65)	(0.63)	(0.74)

Net asset value, end of year	$13.58		$16.29	$15.83	$15.95	$15.28

Market price, end of year	$13.36		$15.63	$14.21	$14.43	$12.90

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(12.14)%		8.22%	3.98%	9.44%	3.52%

Based on market price	(9.91)%		15.67%	3.17%	17.28%	(8.55)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.77	%(e)	1.44%	2.14%	2.49%	2.23%

Total expenses after fees waived and/or reimbursed	1.74	%(e)	1.44%	2.14%	2.49%	2.23%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)(g)	0.95	%(e)	0.89%	0.92%	0.92%	0.93%

Net investment income to Common Shareholders	4.37%		4.59%	4.39%	4.28%	4.60%

Supplemental Data
Net assets, end of year (000)	$740,380		$490,103	$476,309	$481,024	$460,727

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$417,100		$237,100	$237,100	$237,100	$237,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$245,762		$306,707	$300,890	$302,878	$294,318

TOB Trust Certificates, end of year (000)	$90,838		$61,534	$71,300	$59,415	$62,747

Asset coverage per $1,000 of TOB Trust Certificates, end of year(h)	$13,734		N/A	N/A	N/A	N/A

Portfolio turnover rate	20%		10%	13%	8%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.71%, 1.70% and 0.92%, respectively.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,

	2022	2021	2020	2019	2018

Expense ratios	0.94%	0.88%	0.91%	0.91%	0.93%

(h)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MIY

	Year Ended July 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$16.04	$15.88	$15.70	$15.04	$15.48

Net investment income(a)	0.61	0.68	0.63	0.62	0.69
Net realized and unrealized gain (loss)	(2.42)	0.14	0.14	0.66	(0.42)

Net increase (decrease) from investment operations	(1.81)	0.82	0.77	1.28	0.27

Distributions to Common Shareholders from net investment income(b)	(0.67)	(0.66)	(0.59)	(0.62)	(0.71)

Net asset value, end of year	$13.56	$16.04	$15.88	$15.70	$15.04

Market price, end of year	$13.67	$15.80	$14.24	$14.24	$12.89

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(11.35)%	5.61%	5.52%	9.42%	2.37%

Based on market price	(9.28)%	16.02%	4.31%	15.80%	(4.29)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.66%	1.44%	2.07%	2.46%	2.16%

Total expenses after fees waived and/or reimbursed	1.66%	1.44%	2.07%	2.46%	2.16%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)(f)	0.88%	0.85%	1.20%	1.09%	0.89%

Net investment income to Common Shareholders	4.10%	4.32%	4.06%	4.11%	4.49%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$400,206	$473,464	$468,752	$464,366	$444,947

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$231,900	$231,900	$231,900	$231,900	$231,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$246,506	$304,167	$302,135	$300,244	$291,870

TOB Trust Certificates, end of year (000)	$41,267	$41,267	$41,362	$64,527	$60,002

Asset coverage per $1,000 of TOB Trust Certificates, end of year(g)	$16,309	N/A	N/A	N/A	N/A

Portfolio turnover rate	22%	7%	9%	15%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,

	2022	2021	2020	2019	2018

Expense ratios	0.88%	0.85%	0.88%	0.90%	0.89%

(g)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MYN

	Year Ended July 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.73	$14.52	$14.38	$13.74	$14.25

Net investment income(a)	0.52	0.60	0.56	0.52	0.58
Net realized and unrealized gain (loss)	(2.53)	0.22	0.10	0.63	(0.50)

Net increase (decrease) from investment operations	(2.01)	0.82	0.66	1.15	0.08

Distributions to Common Shareholders from net investment income(b)	(0.60)	(0.61)	(0.52)	(0.51)	(0.59)

Net asset value, end of year	$12.12	$14.73	$14.52	$14.38	$13.74

Market price, end of year	$10.94	$14.56	$13.26	$13.19	$11.89

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(13.74)%	6.10%	5.11%	9.15%	1.07%

Based on market price	(21.23)%	14.84%	4.65%	15.69%	(6.00)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.59%	1.47%	2.05%	2.45%	2.19%

Total expenses after fees waived and/or reimbursed	1.59%	1.47%	2.05%	2.45%	2.19%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)(f)	1.24%	1.27%	1.21%	1.08%	0.91%

Net investment income to Common Shareholders	3.91%	4.17%	3.91%	3.80%	4.11%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$479,869	$583,221	$574,856	$569,102	$543,772

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$256,882	$335,455	$332,077	$329,755	$319,528

TOB Trust Certificates, end of year (000)	$58,179	$103,573	$111,089	$104,473	$113,020

Asset coverage per $1,000 of TOB Trust Certificates, end of year(g)	$13,502	N/A	N/A	N/A	N/A

Portfolio turnover rate	31%	11%	11%	19%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,

	2022	2021	2020	2019	2018

Expense ratios	0.88%	0.90%	0.89%	1.08%	0.91%

(g)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MPA

	Year Ended July 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$16.64	$16.09	$16.06	$15.27	$15.74

Net investment income(a)	0.59	0.69	0.65	0.63	0.71
Net realized and unrealized gain (loss)	(2.65)	0.52	(0.05)	0.80	(0.47)

Net increase (decrease) from investment operations	(2.06)	1.21	0.60	1.43	0.24

Distributions to Common Shareholders from net investment income(b)	(0.66)	(0.66)	(0.57)	(0.64)	(0.71)

Net asset value, end of year	$13.92	$16.64	$16.09	$16.06	$15.27

Market price, end of year	$13.54	$16.23	$14.09	$14.18	$13.26

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(12.45)%	8.09%	4.33%	10.32%	2.09%

Based on market price	(12.69)%	20.40%	3.47%	12.18%	(5.01)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.63%	1.48%	2.13%	2.55%	2.26%

Total expenses after fees waived and/or reimbursed	1.63%	1.48%	2.12%	2.55%	2.26%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)(f)	1.24%	1.25%	1.23%	0.99%	0.95%

Net investment income to Common Shareholders	3.85%	4.24%	4.08%	4.11%	4.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$185,332	$221,384	$214,155	$214,359	$203,956

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$82,600	$82,600	$82,600	$82,600	$82,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$248,524	$368,019	$359,268	$359,514	$346,921

TOB Trust Certificates, end of year (000)	$42,183	$44,012	$54,482	$52,814	$58,176

Asset coverage per $1,000 of TOB Trust Certificates, end of year(g)	$7,346	N/A	N/A	N/A	N/A

Portfolio turnover rate	18%	13%	12%	21%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,

	2022	2021	2020	2019	2018

Expense ratios	0.93%	0.92%	0.93%	0.96%	0.95%

(g)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MYI

	Year Ended July 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$15.64	$15.03	$14.81	$13.98	$14.48

Net investment income(a)	0.60	0.64	0.58	0.58	0.68
Net realized and unrealized gain (loss)	(2.58)	0.57	0.17	0.85	(0.44)

Net increase (decrease) from investment operations	(1.98)	1.21	0.75	1.43	0.24

Distributions to Common Shareholders from net investment income(b)	(0.62)	(0.60)	(0.53)	(0.60)	(0.74)

Net asset value, end of year	$13.04	$15.64	$15.03	$14.81	$13.98

Market price, end of year	$12.24	$15.12	$13.55	$13.44	$12.46

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(12.66)%	8.55%	5.61%	11.11%	2.02%

Based on market price	(15.20)%	16.40%	4.92%	13.13%	(10.18)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.55%	1.37%	1.95%	2.40%	2.11%

Total expenses after fees waived and/or reimbursed	1.55%	1.37%	1.95%	2.40%	2.11%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)(f)	1.14%	1.15%	1.12%	1.03%	0.89%

Net investment income to Common Shareholders	4.18%	4.22%	3.93%	4.16%	4.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$888,808	$1,066,013	$1,024,515	$1,009,375	$952,810

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$248,593	$399,106	$387,462	$383,214	$367,343

TOB Trust Certificates, end of year (000)	$241,747	$239,177	$233,968	$246,471	$261,702

Asset coverage per $1,000 of TOB Trust Certificates, end of year(g)	$6,150	N/A	N/A	N/A	N/A

Portfolio turnover rate	15%	5%	18%	23%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,

	2022	2021	2020	2019	2018

Expense ratios	0.86%	0.85%	0.86%	1.03%	0.89%

(g)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

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Financial Highlights (continued)

(For a share outstanding throughout each period)

	BNY

	Year Ended July 31,

	2022		2021		2020		2019		2018

Net asset value, beginning of year	$15.30		$15.09		$15.09		$14.52		$15.04

Net investment income(a)	0.57		0.66		0.61		0.58		0.60
Net realized and unrealized gain (loss)	(2.73)		0.28		(0.05)		0.52		(0.48)

Net increase (decrease) from investment operations	(2.16)		0.94		0.56		1.10		0.12

Distributions to Common Shareholders from net investment income(b)	(0.63)		(0.73)		(0.56)		(0.53)		(0.64)

Net asset value, end of year	$12.51		$15.30		$15.09		$15.09		$14.52

Market price, end of year	$11.46		$15.49		$14.10		$13.81		$12.53

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(14.24)%		6.55%		4.12%		8.33%		1.13%

Based on market price	(22.40)%		15.45%		6.30%		14.88%		(14.61)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.78%		1.74	%(e)	2.36%		2.73%		2.45%

Total expenses after fees waived and/or reimbursed	1.78%		1.74	%(e)	2.36%		2.73%		2.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.03	%(f)(g)	1.16	%(e)(h)	1.16	%(i)	1.14	%(i)	1.12	%(i)

Net investment income to Common Shareholders	4.12%		4.35%		4.06%		3.98%		4.06%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$308,308		$376,645		$195,844		$195,868		$188,452

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$179,400		$179,400		$—		$—		$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$237,449		$309,947		$—		$—		$—

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$—		$—		$94,500		$94,500		$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$—		$—		$307,243		$307,268		$299,420

TOB Trust Certificates, end of year (000)	$44,907		$72,273		$42,523		$35,517		$31,865

Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$11,853		N/A		N/A		N/A		N/A

Portfolio turnover rate	35%		12%		17%		23%		9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.69%, 1.69% and 1.11%, respectively.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees is 1.02%
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board and shareholders of MUJ (the “Acquiring Fund”) and the Board and shareholders of BlackRock MuniYield New Jersey Fund (“MYJ”), (the “Target Fund”) approved the reorganization of the Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of the Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 8, 2022, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

Each Preferred Shareholder of the Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUJ’s Share Class	Shares of MUJ

MYJ	Common	24,124,417	1.01086784	Common	24,386,556	(a)
MYJ	VRDP	1,800	1	VRDP	1,800

(a)	Net of fractional shares redeemed.

The Target Fund’s net assets and composition of net assets on April 8, 2022, the valuation date of the reorganization were as follows:

Target Fund

Net assets applicable to Common Shareholders	$338,609,074
Paid-in-capital	345,890,140
Accumulated loss	(7,281,066)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganization were $417,894,578. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganizations amounted to $756,503,652. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

MYJ	$563,940,361	$565,420,468	$52,481,953	$180,000,000

The purpose of these transactions was to combine two funds managed by the Manager with the similar investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 11, 2022.

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Notes to Financial Statements   (continued)

Assuming the reorganization had been completed on August 1, 2021, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended July 31, 2022, are as follows:

•Net investment income (loss): $35,270,330

•Net realized and change in unrealized gain/loss on investments: $(139,323,174)

•Net decrease in net assets resulting from operations: $(104,052,844)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statements of Operations since April 11, 2022.

Reorganization costs incurred by MUJ in connection with the reorganization were expensed by MUJ. The Manager reimbursed MUJ $161,495 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Prior Year Reorganization: The Board and shareholders of BNY (the “Acquiring Trust”) and the Board and shareholders of each of BlackRock New York Municipal Income Quality Trust (“BSE”) and BlackRock New York Municipal Income Trust II (“BFY”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Trust. As a result, the Acquiring Trust acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Trust.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Trust in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 9, 2021, less the costs of the Target Fund’s reorganizations. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Trust in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Trust in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	BNY’s Share Class	Shares of BNY

BSE	Common	6,519,660	0.99230421	Common	6,469,482	(a)
BFY	Common	5,004,922	1.03013075	Common	5,155,719	(a)
BSE	VRDP	405	1	VRDP	405
BFY	VRDP	444	1	VRDP	444

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 9, 2021, the valuation date of the reorganization were as follows:

	BSE	BFY

Net assets applicable to Common Shareholders	$97,179,129	$77,445,122
Paid-in-capital	88,938,448	69,414,009
Accumulated earnings	8,240,681	8,031,113

For financial reporting purposes, assets received and shares issued by the Acquiring Trust were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Trust before the reorganizations were $195,030,274. The aggregate net assets applicable to Common Shareholders of the Acquiring Trust immediately after the reorganizations amounted to $369,654,525. Each Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

BSE	$160,831,765	$149,307,403	$24,950,172	$40,500,000
BFY	132,426,866	121,683,946	12,569,988	44,400,000

The purpose of these transactions was to combine three funds managed by the Manager with similar or substantially similar (but not identical) investment objectives and similar investment strategies, policies and restrictions and portfolio compositions. Each reorganization was a tax-free event and was effective on April 12, 2021.

Assuming the reorganization had been completed on August 1, 2020, the beginning of the fiscal reporting period of the Acquiring Trust, the pro forma results of operations for the year ended July 31, 2021, are as follows:

• Net investment income: $15,926,720

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements   (continued)

• Net realized and change in unrealized gain/loss on investments: $5,586,398

• Net increase in net assets resulting from operations: $21,513,118

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Trust’s Statements of Operations since April 12, 2021.

Reorganization costs incurred in connection with the reorganization were expensed by BNY.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and

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Notes to Financial Statements   (continued)

offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements   (continued)

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MIY’s, MYN’s, MPA’s and MYI’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

MUJ	$262,298	$272,035	$159,237	$693,570
MIY	163,871	178,849	48,006	390,726
MYN	217,226	316,893	108,171	642,290
MPA	146,955	179,998	55,689	382,642
MYI	833,398	1,030,755	300,548	2,164,701
BNY	168,352	239,243	83,255	490,850

For the year ended July 31, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

MUJ	$160,538,270		$90,838,274		1.33% — 1.48%	$74,460,961	0.93%
MIY	72,359,007		41,267,055		1.36 — 1.61	42,431,438	0.92
MYN	101,274,110		58,178,643		1.35 — 1.41	77,012,598	0.83
MPA	71,104,324		42,183,181		1.36 — 1.48	42,488,749	0.90
MYI	405,060,110		241,746,905		1.36 — 1.51	242,706,039	0.89
BNY	77,049,899		44,906,639		1.35 — 1.41	58,052,535	0.85

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2022.

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Notes to Financial Statements   (continued)

For the year ended July 31, 2022, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans

MYN	$—	—%	$34,070	0.71%
BNY	—	—	8,501	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except BNY, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUJ	MIY	MYN	MPA	MYI

Investment advisory fees	0.50%	0.49%	0.50%	0.49%	0.50%

For purposes of calculating these fees, for each Fund except for BNY, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

For such services, BNY pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets.

For purposes of calculating these fees, for BNY, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

MUJ	$10,989
MIY	1,125
MYN	173

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements   (continued)

Fund Name	Fees Waived and/or Reimbursed by the Manager

MPA	$2,170
MYI	3,018
BNY	137

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

MUJ	$180,943,096	$227,637,656
MIY	159,407,254	152,154,652
MYN	256,741,300	279,808,058
MPA	57,479,262	64,982,774
MYI	251,058,570	235,363,849
BNY	198,755,992	210,947,409

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

MUJ	$(206,761)	$206,761
MIY	(9,817)	9,817
MYN	(20,101)	20,101
MPA	(12,604)	12,604
MYI	(26,899)	26,899
BNY	(18,269)	18,269

The tax character of distributions paid was as follows:

Fund Name	Year Ended 07/31/22	Year Ended 07/31/21

MUJ
Tax-exempt income	$30,943,538	$24,607,163
Ordinary income	7,045	1,413

	$30,950,583	$24,608,576

MIY
Tax-exempt income	$22,804,745	$21,992,740
Ordinary income	—	682

	$22,804,745	$21,993,422

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Fund Name	Year Ended 07/31/22	Year Ended 07/31/21

MYN
Tax-exempt income	$24,764,075	$24,439,040
Ordinary income	1,048	2,928

	$24,765,123	$24,441,968

MPA
Tax-exempt income	$9,177,045	$8,903,643
Ordinary income	63	4,700

	$9,177,108	$8,908,343

MYI
Tax-exempt income	$43,834,140	$41,741,122
Ordinary income	437	5,743

	$43,834,577	$41,746,865

BNY
Tax-exempt income	$17,533,480	$12,468,851
Ordinary income	80,034	1,797

	$17,613,514	$12,470,648

As of July 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

MUJ	$—	$5,988	$(24,000,048)	$(4,862,866)	$(28,856,926)
MIY	476,984	107	(10,740,450)	(7,723,862)	(17,987,221)
MYN	—	1,665	(33,063,837)	(10,173,904)	(43,236,076)
MPA	—	444	(5,685,245)	(3,109,300)	(8,794,101)
MYI	2,472,538	10,920	(13,488,372)	14,530,053	3,525,139
BNY	—	8,895	(18,331,793)	(10,369,135)	(28,692,033)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts, the timing of distributions and the deferral of compensation to Directors.

During the year ended July 31, 2022, MYI utilized $3,530,396 of its capital loss carryforward.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MUJ	$1,152,848,600	$36,769,197	$(40,089,739)	$(3,320,542)
MIY	638,006,297	8,191,829	(15,894,813)	(7,702,984)
MYN	729,914,206	18,906,526	(27,778,407)	(8,871,881)
MPA	267,805,078	6,770,319	(9,724,156)	(2,953,837)
MYI	1,220,136,350	48,679,709	(33,645,655)	15,034,054
BNY	493,864,800	11,374,733	(20,731,504)	(9,356,771)

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements   (continued)

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

MPA and BNY are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MUJ, MIY, MYN and MYI are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10, except for BNY for which it is $0.001. The par value for MUJ’s, MIY’s, MYN’s and MYI’s Preferred Shares outstanding is $0.10. The par value for MPA’s Preferred Shares outstanding is $0.05. The par value for BNY’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MPA is authorized to issue 1 million Preferred Shares.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Fund Name	07/31/22	07/31/21

MUJ	28,923	—
MIY	6,385	—
MPA	8,523	—
BNY	23,267	13,107

For the year ended July 31, 2022, Common Shares of MUJ issued and outstanding increased by 24,386,597 as a result of the reorganization of MYJ with and into MUJ.

For the year ended July 31, 2022, Common Shares of MUJ issued and outstanding decreased by 41 as a result of a redemption of fractional shares from the reorganization of MYJ with and into MUJ.

For the year ended July 31, 2021, Common Shares issued and outstanding increased by 11,625,210 as a result of the reorganization of BNY.

For the year ended July 31, 2021, Common Shares issued and outstanding decreased by 9 as a result of a redemption of fractional shares from the reorganization of BNY.

For the year ended July 31, 2022 and the year ended July 31, 2021, shares issued and outstanding remained constant for MYN and MYI.

For the year ended July 31, 2021, shares issued and outstanding remained constant for MUJ and MIY.

For the year ended July 31, 2021, shares issued and outstanding decreased by 1,307 as a result of share repurchase for MPA.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended July 31, 2022, the Funds did not repurchase any shares.

Preferred Shares

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements   (continued)

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

Each Fund (for purposes of this section, each, a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

MUJ	06/30/11	1,727	$172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
	04/11/22	1,800	180,000,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MYN	04/21/11	2,477	247,700,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41
MYI	05/19/11	3,564	356,400,000	06/01/41
BNY	03/31/21	945	94,500,000	03/31/51
	04/12/21	849	84,900,000	03/31/51

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MYN	MPA	MYI	BNY

Expiration date	04/30/23	07/09/23	07/09/23	07/09/23	07/09/23	04/30/23

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings

MUJ	Aa2	AA
MIY	Aa2	AA
MYN	Aa2	AA

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings

MPA	Aa2	AA
MYI	Aa1	AA
BNY	Aa2	AA

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 07/31/22

MUJ	04/17/14	04/15/23
MIY	06/25/20	06/21/23
MYN	06/22/22	06/21/23
MPA	06/22/22	06/21/23
MYI	06/22/22	06/21/23
BNY	03/31/21	04/15/23

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2022, the annualized dividend rate for the VRDP Shares were as follows:

	MUJ	MIY	MYN	MPA	MYI	BNY

Dividend rates	1.23%	1.28%	0.47%	0.47%	0.48%	1.15%

During the year ended July 31, 2022, issued and outstanding VRDP Shares for MUJ increased by 1,800 due to the reorganization of MYJ with and into MUJ.

During the year ended July 31, 2021, issued and outstanding VRDP Shares for BNY increased by 945 from the exchange of VMTP Shares and 849 due to the reorganizations of BSE and BFY with and into BNY.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

MUJ	$3,590,061	$24,910
MIY	2,973,980	35,456
MYN	1,171,519	51,494
MPA	390,664	20,749

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements   (continued)

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

MYI	$1,717,456	$80,902
BNY	2,062,975	19,207

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

MUJ	08/01/22	08/15/22	09/01/22	$0.063000
	09/01/22	09/15/22	10/03/22	0.063000
MIY	08/01/22	08/15/22	09/01/22	0.056000
	09/01/22	09/15/22	10/03/22	0.056000
MYN	08/01/22	08/15/22	09/01/22	0.040500
	09/01/22	09/15/22	10/03/22	0.040500
MPA	08/01/22	08/15/22	09/01/22	0.055000
	09/01/22	09/15/22	10/03/22	0.055000
MYI	08/01/22	08/15/22	09/01/22	0.051500
	09/01/22	09/15/22	10/03/22	0.051500
BNY	08/01/22	08/15/22	09/01/22	0.046500
	09/01/22	09/15/22	10/03/22	0.046500

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Fund Name	Shares	Series	Declared

MUJ	VRDP	W-7	$904,250
MIY	VRDP	W-7	512,594
MYN	VRDP	W-7	547,519
MPA	VRDP	W-7	182,580
MYI	VRDP	W-7	787,790
BNY	VRDP	W-7	388,929

(a)	Dividends declared for period August 1, 2022 to August 31, 2022.

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund, BlackRock MuniYield Quality Fund III, Inc., and BlackRock New York Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund, BlackRock MuniYield Quality Fund III, Inc., and BlackRock New York Municipal Income Trust (the “Funds”), including the schedules of investments, as of July 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2022, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	93

Important Tax Information   (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2022:

Fund Name	Exempt-Interest Dividends

MYJ	$12,625,986	(a)

(a)	For the fiscal period ended April 8, 2022.

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2022:

Fund Name	Interest Dividends

MYJ	$85	(a)

(a)	For the fiscal period ended April 8, 2022.

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2022:

Fund Name	Interest Related Dividends

MYJ	$85	(a)

(a)	For the fiscal period ended April 8, 2022.

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”), BlackRock MuniYield Pennsylvania Quality Fund (“MPA”), BlackRock MuniYield Quality Fund III, Inc. (“MYI”) and BlackRock New York Municipal Income Trust (“BNY”) (collectively, the “Funds” and each, a “Fund”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	95

Disclosure of Investment Advisory Agreement   (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered MUJ’s performance relative to MUJ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUJ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUJ, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MIY’s performance relative to MIY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MIY generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MIY, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MYN’s performance relative to MYN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYN generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYN, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MPA’s performance relative to MPA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MPA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MPA, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MYI’s performance relative to MYI’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYI generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYI, and that BlackRock has explained its rationale for this belief to the Board.

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The Board reviewed and considered BNY’s performance relative to BNY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BNY generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BNY, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MUJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MIY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MYN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MPA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MYI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that BNY’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

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Disclosure of Investment Advisory Agreement   (continued)

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since July 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes (“New Jersey Municipal Bonds”). The Fund invests substantially all (at least 80%) of its assets in New Jersey Municipal Bonds, except at times when BlackRock Advisors, LLC (the “Manager”) considers that New Jersey Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that the Manager considers that suitable New Jersey Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New Jersey personal income taxes (“Municipal Bonds”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund will maintain at least 80% of its assets in New Jersey Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. Under normal circumstances, at least 80% of the Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that the Fund’s investment objective will be realized.

Ordinarily, the Fund does not intend to realize significant investment income subject to federal income tax and New Jersey personal income taxes. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a federal alternative minimum tax.

The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New Jersey Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New Jersey Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes and New Jersey personal income taxes will be considered “New Jersey Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”

The Fund invests in investment grade New Jersey Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, P-1 through P-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and P-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New Jersey Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular New Jersey Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. Participating VRDOs provide the Fund with a

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specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days.

The average maturity of the Fund’s portfolio securities varies based upon the Manager’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Fund.

The Fund invests primarily in long-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, the Fund may also invest in intermediate-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of the Fund’s total assets, except during interim periods pending investment of the net proceeds from public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income that is subject to federal income tax and New Jersey personal income taxes.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

BlackRock MuniYield Michigan Quality Fund (MIY)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Michigan income taxes (“Michigan Municipal Bonds”). The Fund also may invest directly in such securities or synthetically through the use of derivatives in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Michigan income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Michigan Municipal Bonds. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Michigan income taxes. From time to time, the Fund may realize taxable capital gains. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

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Investment Objectives, Policies and Risks  (continued)

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Michigan income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may leverage its portfolio by entering into one or more credit facilities.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New York State and New York City personal income taxes (“New York Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for federal income tax purposes, in the opinion of bond

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counsel to the issuer, but is not exempt from New York State and New York City personal income taxes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes New York Municipal Bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from New York State and New York City personal income taxes. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

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Investment Objectives, Policies and Risks  (continued)

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may leverage its portfolio by entering into one or more credit facilities.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Pennsylvania income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Pennsylvania Municipal Bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in Pennsylvania Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

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Investment Objectives, Policies and Risks  (continued)

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in. response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Trustees of the Fund without the approval of the Fund’s shareholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal and Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

BlackRock MuniYield Quality Fund III, Inc. (MYI)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock

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Investment Objectives, Policies and Risks  (continued)

Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may leverage its portfolio by entering into one or more credit facilities.

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Investment Objectives, Policies and Risks  (continued)

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

BlackRock New York Municipal Income Trust (BNY)

The Fund’s investment objective is to provide current income exempt from federal income taxes. The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the Fund’s outstanding common shares and outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and New York City and New York State personal income taxes, the Fund may invest in securities that pay interest that is not exempt from New York City and New York State personal income taxes when, in the judgment of the Manager, the return to the shareholders after payment of applicable New York City and New York State personal income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York City and New York State personal income taxes.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value

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Investment Objectives, Policies and Risks  (continued)

of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Non-Diversification Risk (MUJ, MIY, MYN and MPA): The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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Investment Objectives, Policies and Risks  (continued)

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

State Specific Risk (MUJ, MIY, MYN, MPA and BNY): The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Indexed and Inverse Securities Risk (MIY, MYN, MPA and MYI): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

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Investment Objectives, Policies and Risks  (continued)

Variable Rate Demand Obligations Risks (MUJ, MIY, MYN, MPA and MYI): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk (MUJ): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Leverage Risk: The Fund uses leverage for investment purposes through the issuance of VRDP Shares and investments in TOB Residuals. The Fund may also utilize leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in them and dollar rolls, as applicable. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (MIY, MYN and MYI): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (MUJ, MIY and BNY): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

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Investment Objectives, Policies and Risks  (continued)

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to MUJ, MIY, MYN, MPA, MYI and BNY’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MUJ, MIY, MYN, MPA, MYI and BNY declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA, MYI and BNY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUJ, MIY and MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			71 RICs consisting of 101 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)

Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.

			69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Director (Since 2007)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.

			71 RICs consisting of 101 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)

Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.

			69 RICs consisting of 99 Portfolios	The Boeing Company.

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Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

Catherine A. Lynch(d) 1961	Director (Since 2016)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			97 RICs consisting of 261 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 263 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	113

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Fund serve at the pleasure of the Board.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Directors of the Funds.

Effective May 31, 2022, Karen P. Robards retired as a Director of the Funds.

Effective April 11, 2022, MUJ’s portfolio managers are Ted Jaeckel, Phil Soccio, and Christian Romaglino. Mr. Romaglino has been a Director at BlackRock since 2017.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class III Directors as follows:

	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BNY	18,196,410	686,544	18,153,669	729,285	18,212,759	670,195
MYN	19,106,670	14,650,123	19,164,974	14,591,819	19,106,512	14,650,281
MYI	33,692,953	25,980,243	33,707,524	25,965,672	33,750,719	25,922,477
MUJ	43,767,947	2,187,095	43,975,324	1,979,718	43,862,300	2,092,742
MIY	18,418,296	5,905,611	18,344,776	5,979,131	18,446,812	5,877,095

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.

The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022, to elect director nominees for BlackRock MuniYield Pennsylvania Quality Fund. There were no broker non-votes with regard to the Fund.

Shareholders elected the Directors as follows:

	Cynthia L. Egan			Robert Fairbairn			Lorenzo A. Flores

Fund Name	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain

MPA	10,541,672	346,243	156,567	10,604,147	268,782	171,553	10,617,519	255,409	171,554

	Stayce D. Harris			J. Phillip Holloman			R. Glenn Hubbard

Fund Name	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain

MPA	10,639,632	197,415	207,435	10,481,294	391,635	171,553	10,533,690	340,768	170,024

	Catherine A. Lynch			John M. Perlowski			Frank J. Fabozzi(a)

Fund Name	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain

MPA	10,620,674	217,901	205,907	10,659,927	208,133	176,422	826	0	0

	W. Carl Kester(a)

Fund Name	Votes For	Votes Against	Abstain

MPA	826	0	0

(a)	Voted on by holders of Preferred Shares only.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

A D D I T I O N A L I N F O R M A T I O N	115

Additional Information  (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

On November 2, 2021, each of MUJ, MIY, MYN and MYI divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, each of MUJ, MIY, MYN and MYI amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

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Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809

Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

VRDP Liquidity Provider
Bank of America, N.A.(a)
New York, NY 10036

The Toronto-Dominion Bank(b)
New York, NY 10019

(a) For MUJ and BNY.
(b) For MIY, MYN, MPA and MYI.

VRDP Remarketing Agent
BofA Securities, Inc.(a)
New York, NY 10036

TD Securities (USA) LLC(b)
New York, NY 10019

VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10286

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	117

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BHAC-CR	Berkshire Hathaway Assurance Corp. -Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

MTA	Month Treasury Average

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate

PSF-GTD	Permanent School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY6-07/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Pennsylvania Quality Fund	$36,006	$35,653	$0	$207	$13,900	$11,900	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with

BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Pennsylvania Quality Fund	$14,331	$12,107

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Michael Perilli, CFA, Director at BlackRock, and Christian Romaglino, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio, Jaeckel, Perilli and Romaglino have been members of the registrant’s portfolio management team since 2008, 2006, 2018 and 2022, respectively. On or about March 1, 2023, Mr. Jaeckel will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the registrant.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA[1]	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Michael Perilli, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2017 to 2020; Associate of BlackRock from 2008 to 2016.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

1 On or about March 1, 2023, Theodore R. Jaeckel, Jr. will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the registrant.

(a)(2) As of July 31, 2022

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA[1]	20	0	0	0	0	0
	$23.03 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	10	0	0	0	0	0
	$5.47 Billion	$0	$0	$0	$0	$0
Michael Perilli, CFA	13	0	0	0	0	0
	$7.30 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	12	0	0	0	0	0
	$6.29 Billion	$0	$0	$0	$0	$0

1 On or about March 1, 2023, Theodore R. Jaeckel, Jr. will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the registrant.

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.

Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Allof the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA[1]	None
Phillip Soccio, CFA	$10,001 - $50,000
Michael Perilli, CFA	None
Christian Romaglino, CFA	None

1 On or about March 1, 2023, Theodore R. Jaeckel, Jr. will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the registrant.

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Pennsylvania Quality Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Pennsylvania Quality Fund

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Pennsylvania Quality Fund

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Pennsylvania Quality Fund

Date: September 23, 2022